As filed with the Securities and Exchange
Commission on October 30, 2009

File Nos. 333-133322
811-21890

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    X

Pre-Effective Amendment No. ___

Post-Effective Amendment No. 5

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  X

Amendment No.  5

Keystone Mutual Funds
(Exact Name of Registrant as Specified in Charter)

7101 West 78th Street, Suite 201, Bloomington, MN 55439
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (952) 229-8100

_______________

Andrew Wyatt
Cornerstone Capital Management, Inc.
7101 West 78th Street, Suite 201
Bloomington, Minnesota 55439
(Name and address of agent for service)

Copies of Communications to:
Steven Lentz
Faegre & Benson LLP
2200 Wells Fargo Center
90 South Seventh Street
Minneapolis, Minnesota 55402

It is proposed that this filing will become effective (check appropriate box):

     [X]  immediately upon filing pursuant to paragraph (b) of Rule 485.

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     [   ]  on (date) pursuant to paragraph (b) of Rule 485.

     [   ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485.

     [   ]  on (date) pursuant to paragraph (a)(1) of Rule 485.

     [   ]  75 days after filing pursuant to paragraph (a)(2) of Rule 485.

     [   ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

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Keystone Large Cap Growth Fund, a series of the Keystone Mutual Funds
October 30, 2009

This Prospectus contains information you should know before investing, including information about risks.  Please read it before you invest and keep it for future reference.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities nor has it determined that this Prospectus is accurate or complete.  It is a criminal offense to represent otherwise.

Investment Products Offered
==============================
 Are Not FDIC Insured
 May Lose Value
 Are Not Bank Guaranteed
==============================

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FUND SUMMARY

Investment Objective

           The Keystone Large Cap Growth Fund’s investment objective is long-term growth of capital.

Principal Investment Strategies

           The Keystone Large Cap Growth Fund (the “Fund”) is a diversified, open-end management investment company that invests primarily in equity securities of U.S. companies.  Unlike many equity funds, the Fund focuses on a relatively small number of intensively researched companies.

           Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of large-capitalization companies.  For these purposes, “large-capitalization companies” are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000® Growth Index.  The Fund generally will invest in common stocks of companies with market capitalizations of at least $3 billion at the time of purchase.

           Normally, the Fund invests in approximately 35-55 companies that the Fund’s adviser, Cornerstone Capital Management, Inc. (the “Adviser”), believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects.  The 25 most highly regarded of these companies usually constitute approximately 70% or more of the Fund’s net assets.  Notwithstanding this focus, the Fund has no policy to concentrate in securities of issuers in a particular industry or group of industries.  Because the Adviser’s approach focuses on individual stock selection, the Adviser believes that any resulting industry and sector concentrations are byproducts of this investment selection process.  As an operating policy, however, the Adviser does not intend for investments in any one particular industry or group of industries to exceed 50% of the Fund’s net assets.

           During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio.  Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio.  Through this process, the Adviser tends to add to positions on price weakness and sell into price strength, all else being equal and assuming long-term company fundamentals are intact.  Risk is therefore increased during periods of weakness and reduced during periods of strength.  The Adviser uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by utilizing a buy low, sell high discipline.

           In pursuing its objective, the Fund may also purchase the stocks of non-U.S. companies whose shares trade in the U.S. markets or on U.S. exchanges, convertible securities and exchange-traded funds.  The Fund may also use derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the Fund’s return.

           You should consider an investment in the Fund as a long-term investment.  The Fund’s returns will fluctuate over long and short periods.

Principal Risks

           The Fund is designed for investors seeking capital appreciation in their investment over the long term.  Those investors should be willing to assume the risks of share price fluctuations that are typical for a fund focusing on stock investments.  The Fund is not a complete investment program.  There is no assurance the Fund will achieve its investment objective and the loss of your money is a risk of investing in the Fund.

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Market Risk.

This is the risk that the value of the Fund’s investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods.

Focused Growth Portfolio Risk.

Because the Fund invests in a limited number of companies, it may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value.  Neither growth investing nor active trading can guarantee a profit or eliminate risk.  The stocks of these companies can have relatively high valuations.  Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations.

Management Risk.

The Fund is subject to management risk because it is an actively managed investment portfolio.  The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result, and there can be no assurance that the Fund’s investment objective will be achieved.

Allocation Risk.

This is the risk that the allocation of the Fund’s investments among economic sectors may have a more significant effect on the Fund’s net asset value when one of these sectors is performing more poorly than the others.

Industry Risk.

This is the risk of investments related to any one industry. Market or economic factors affecting that industry or group of related industries could have a major effect on the value of the Fund’s investments.

Credit Risk.

This is the risk that the issuer of a security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations.  The degree of risk for a particular security may be reflected in its credit rating.

Foreign Risk.

This is the risk of investments in issuers located in foreign countries.  A fund investing in the securities of foreign issuers may experience more rapid and extreme changes in value than funds with investments solely in securities of U.S. companies.  This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.  Additionally, foreign securities issuers may not be subject to the same degree of regulation as U.S. issuers.  Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards.  Also, nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country.  In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire investment.

Derivative Instrument Risk.

The use of derivative instruments, such as options, futures contracts, and options on futures contracts, exposes a fund to additional risks and transaction costs.  Risks inherent in the use of derivative instruments include: the risk that securities prices will not move in the direction that the Adviser anticipates; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument; and, particularly in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the Fund worse off than if it had not entered into the position.  If the Fund uses derivative instruments and the Adviser’s judgment proves incorrect, the Fund’s performance could be worse than if it had not used these instruments.

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FUND PERFORMANCE

The bar chart below shows the variability of the annual returns for the Class A shares of the Fund for the period ended December 31, and provides an indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s shares from year to year. The bar chart assumes the reinvestment of dividends and other distributions. As with all mutual funds, the past performance is not a prediction of the future returns.

Year-by-Year Total Returns as of 12/31 for each Year Indicated

Class A1

2008	-43.21%
2007	16.10%

(1) The returns shown in the bar chart are for Class A and are not adjusted for sales charges.  The returns for the period January 1, 2009 through June 30, 2009 are 18.99%.  The performance of Class C shares and Class I shares will differ due to the differences in expenses and sales charges.

Best Calendar Quarter:          Q32007           6.86%
Worst Calendar Quarter:        Q42008          -20.96%

The table below shows the past performance of the Class A and Class C shares of the Fund compared to that of the Russell 1000 Growth Index, an unmanaged index of large-cap growth issuers’ stock performance. The table also provides an indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s shares from year to year. Similar to the bar chart above, the table assumes the reinvestment of dividends and other distributions. As with all mutual funds, historical performance (before and after taxes) is not a prediction of future results. The performance reflects expense limitations in effect for the Fund for certain years. If expense limitations were not in place, the Fund’s performance during those years would have been reduced.

The Fund’s Class I shares are newly issued and therefore have no performance as of the date of this Prospectus. The performance of Class I shares will differ from that shown above only to the extent that the classes do not have the same expenses.

The after-tax returns are shown in two ways: (1) assumes that you owned shares of the Fund during the entire period and paid taxes on the Fund’s distributions of taxable income and net capital gains; and (2) assumes that you paid taxes on the Fund’s distributions of taxable income and net capital gains and sold all shares at the end of each period.

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Average Annual Total Return
(for the period ended				Since
December31,2008)	1year	5year	10year	Inception1
Class A
Return Before Taxes	-43.21%	N/A	N/A	-11.56%
Return After Taxes on
Distributions	-43.21%	N/A	N/A	-12.62%
Return After Taxes on
Distributions and Sale of
Fund Shares	-28.08%	N/A	N/A	-10.02%
Class C Return Before Taxes	-43.59%	N/A	N/A	-12.08%
Russell 1000 Growth Index2
Class A inception	-38.44%	N/A	N/A	-10.10%
Class C inception	-38.44%	N/A	N/A	-10.10%

(1) Class A and Class C shares were first offered on August 7, 2006. Class I shares are newly issued and therefore have no total return information as of the date of this Prospectus.

(2) The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in the Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain circumstances, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an IRA or 401(k) plan, the after-tax returns shown are not relevant to you.

Please contact shareholder services at the telephone number on the back cover of this Prospectus to obtain the Fund’s performance information.  Please remember that the Fund is intended to be a long-term investment, and that performance results are historical.  Past performance (particularly over a short-term period) is not predictive of future results.

FUND FEES AND EXPENSES

           The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund.  The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services.  Those expenses are subtracted from the Fund’s assets to calculate the Fund’s net asset value per share.  Therefore all shareholders pay those expenses indirectly.  Shareholders pay other expenses directly, such as sales charges.

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Shareholder Fees (1) (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares
Maximum sales charge (load) imposed on purchases	4.25%	None	None
Maximum deferred sales charge (load)	None	1.00%	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Class A Shares	Class C Shares	Class I Shares
Management Fees	0.70%	0.70%	0.70%
Distribution and/or service (12b-1) Fees	0.30%	1.00%	None
Other Expenses (2)	0.54%	0.54%	0.54%
Total Annual Fund Operating Expenses	1.54%	2.24%	1.24%
Less: Expense reduction/reimbursement	0.04%	0.04%	0.04%
Net Expenses (3)	1.50%	2.20%	1.20%

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same.  Please note that the one-year figure below is based on the Fund’s net expenses after giving effect to the expense limitation in the agreement described above.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$571	$887	$1,225	$2,178
Class C (if you redeemed your investment at the end of the periods indicated)	$323	$696	$1,196	$2,572
Class C (if you did not redeem your shares)	$223	$696	$1,196	$2,572
Class I	$122	$389	$677	$1,496

_________________________________________________________
(1) You will be assessed a $25 fee for a returned check or stop payment order by the Fund’s transfer agent.  If a shareholder requests that a redemption be made by wire transfer, currently a $15.00 fee is charged.

(2) Includes Acquired Fund Fees and Expenses (“AFFE”) of less than 0.01%.  The addition of the AFFE did not change the expense ratios.  Other expenses for Class I shares are based on the actual fiscal year ended June 30, 2009 other expenses of the Class A and Class C shares.

(3) The Fund and the Adviser have entered into an Expense Limitation Agreement which requires the Adviser to reduce its fees and/or absorb expenses of the Fund to ensure that Total Annual Operating Expenses for the Class A, Class C, and Class I shares do not exceed 1.50%, 2.20%, and 1.20%, respectively, of the Fund’s average net assets, excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization or extraordinary expenses, until October 31, 2010.  The Adviser may request a reimbursement of any reduction in advisory fees or payment of expenses made by the Adviser within three years following the year to which the reduction or payment relates if the Fund’s expenses are less than the above limit agreed to by the Fund.  Any such reimbursement is subject to Board of Trustees review and approval.

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           The Fund is responsible for its own operating expenses.  Pursuant to an Expense Limitation Agreement, the Adviser has agreed to reduce its fees and/or pay expenses of the Fund to ensure that the total amount of Fund normal operating expenses for Class A shares does not exceed 1.50%, for Class C shares does not exceed 2.20%, and for Class I shares does not exceed 1.20%, of the Fund’s average daily net assets until October 31, 2010.  Any reduction in advisory fees or payment of expenses made by the Adviser may be reimbursed by the Fund in subsequent fiscal years if the Adviser so requests.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.  Any such reimbursement will be reviewed and approved by the Board of Trustees.  The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses.  In addition, any such reimbursement from the Fund to the Adviser will be subject to the applicable limitation on Fund expenses.  This agreement may be terminated by the Adviser only with the approval of the Fund’s Board of Trustees.

MANAGEMENT OF THE FUND

Investment Adviser

           The Fund’s investment adviser is Cornerstone Capital Management, Inc. (the “Adviser”), which is located at 7101 West 78th Street, Suite 201, Bloomington, Minnesota 55439.  The Adviser has been providing investment advisory services to institutional and high net worth clients since 1993.

           Subject to policies adopted by the Fund’s Board of Trustees, the Adviser directs the purchase or sale of investment securities in the day-to-day management of the Fund’s investment portfolio.  The Adviser, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for making the investment decisions necessary for managing the Fund and maintaining its organization.  The Fund pays the Adviser an annual fee for managing the Fund’s assets equal to .70% of the Fund’s average daily net assets.  A discussion of the basis for the Board of Trustees’ approval of the investment advisory contract with the Adviser is available in the Fund’s annual report for the fiscal year ending June 30, 2009.

           The Adviser may act as an investment adviser to other persons, firms, corporations and private investment funds.  The Adviser may receive management fees that may be higher or lower than the advisory fees it receives from the Fund.  Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund.  The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund.  If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity.  It is the Adviser’s policy to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund.  When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions will generally be averaged as to price and will share transaction costs pro rata.

Portfolio Manager

           The day-to-day management of and investment decisions for the Fund’s portfolio are made by Thomas G. Kamp, who has been responsible for the Fund’s management since its inception.  Mr. Kamp joined the Adviser in February 2006 and serves as its Chief Investment Officer and President.  Prior to joining the Adviser, Mr. Kamp was Senior Vice President of Alliance Capital Management Corporation and a member of its Large Cap Growth Investment Team.  Mr. Kamp was associated with Alliance Capital Management Corporation from 1993 to February 2006.  While at Alliance Capital Management Corporation, Mr. Kamp had primary responsibility for the day-to-day management of the AllianceBernstein Large Cap Growth Fund from 2003 to February 2006.  The Fund’s SAI contains information about Mr. Kamp’s compensation, other accounts he manages and his ownership of Fund shares.

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INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS

           This section of the Prospectus provides a more complete description of the Fund’s investment objective, principal strategies and risks.  There can be no assurance that the Fund will achieve its investment objective and an investor may lose money by investing in this Fund.  Except as noted, (i) the Fund’s investment objective is “fundamental” and cannot be changed without a shareholder vote, and (ii) the Fund’s investment policies are not fundamental and thus can be changed without a shareholder vote.  Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment.  Generally, changes in the market value of securities in the Fund’s portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitation.

Investment Objective

           The Fund’s investment objective is long-term growth of capital and cannot be changed without shareholder approval.

Principal Investment Strategies and Risks

           The Fund’s principal investment strategies are also discussed in the “Fund Summary” section above and expanded upon below.  These are the strategies that the Fund’s Adviser believes are most likely to be important in trying to achieve the Fund’s investment objective.  The description of the principal risks for the Fund is also set forth in the “Fund Summary” section above.

           The Fund will invest predominantly in equity securities of a limited number of large, carefully selected U.S. companies that Adviser believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects and which the Adviser judges likely to achieve superior earnings growth.  Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of large-capitalization growth companies.  For purposes of this policy, net assets includes any borrowings for investment purposes.  For these purposes, “large capitalization growth companies” are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000® Growth Index.  The Fund generally will invest in common stocks of companies with market capitalizations of at least $3 billion at the time of purchase.

           Common stocks represent shares of ownership in a company.  After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or in reinvested in the company to help it grow.  Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

           Normally, about 35-55 companies will be represented in the Fund’s portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% or more of the Fund’s net assets.  The Fund is thus different from most equity mutual funds in its focus on a relatively small number of intensively researched companies.  The Fund is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

           The Adviser’s investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers.  An emphasis is placed on identifying companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects.  The Adviser also looks for companies whose prospective earnings growth is not fully appreciated by the market or reflected in current market valuations.

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           In managing the Fund, the Adviser seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings.  The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes.  During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio.  Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio.  Through this process, the Adviser tends to add to positions on price weakness and sell into price strength, all else being equal and assuming long-term company fundamentals are intact.  Risk is therefore increased during periods of weakness and reduced during periods of strength.  The Adviser uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by utilizing a buy low, sell high discipline.

Other Principal Investment Strategies and Related Risks

           Fund investments are primarily in common stocks (normally, at least 80% of net assets), and, to a lesser degree, other types of securities as described below.  This section provides information about some investment strategies and techniques that the Adviser will likely use to achieve the Fund’s objective.

        Futures and Options:  Futures, a type of potentially high-risk derivative, are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options, another type of potentially high-risk derivative, give the investor the right (where the investor purchases the option), or the obligation (where the investor “writes” or sells the option), to buy or sell an asset at a predetermined price in the future.  Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in securities prices and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. market or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool.  Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.

        Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a Fund’s initial investment in such contracts.  Initial margin deposits on futures and premiums on options used for non-hedging purposes will not exceed 5% of the Fund’s net asset value.  The total market value of securities covering call or put options may not exceed 25% of the Fund’s total assets. No more than 5% of the Fund’s total assets will be committed to premiums when purchasing call or put options.

           Exchange-Traded Funds:  The Fund may invest in exchange-traded funds (ETFs), which are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index.  The Fund purchases an ETF to gain exposure to a portion of the U.S. market without purchasing all of the underlying securities.  The Fund’s investment in ETFs will be limited by the requirements of Section 12(d) of Investment Company Act of 1940, to the extent applicable, which sets forth certain limitations regarding investment companies investing in other investment companies.  Section 12(d)(1) prohibits the Fund from acquiring: (i) more than 3% of another investment company’s voting stock; (ii) securities of another investment company with a value in excess of 5% of the Fund’s total assets; or (iii) securities of such other investment company and all other investment companies owned by the Fund having a value in excess of 10% of the Fund’s total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to the Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company’s voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company.

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           The main risk of investing in index-based investments like an ETF is the same as investing in a portfolio of equity securities comprising the index.  As a shareholder of an ETF, the Fund would bear its pro rata portion of the ETF’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation.  The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values).  ETFs may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.  Some ETFs have obtained exemptive orders permitting other investment companies, such as the Fund, to acquire their securities in excess of the limits of Section 12(d)(1).

Convertible Securities and Warrants:  The Fund may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities.  Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities.  They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree.  Some convertibles combine higher or lower current income with options and other features.  Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).  Warrants can be highly volatile, have no voting rights, and pay no dividends.

           Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers.  The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security.  As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline.  While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock.  Convertible debt securities that are rated Baa or lower by Moody’s or BBB or lower by S&P or Fitch and comparable unrated securities as determined by the Adviser may share some or all of the risks of non-convertible debt securities with those ratings.

Other Non-Principal Investment Strategies and Techniques and Related Risks

           This section provides information about some investment strategies and techniques that the Fund’s Adviser might use to achieve the Fund’s objective.  The Adviser might not use all of the different types of techniques and investments described below.  You should be aware that the Fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI).

           Illiquid and Restricted Securities:  These securities include private placements that are sold directly to a small number of investors, usually institutions.  Unlike public offerings, such securities are not registered with the SEC.  Although certain of these securities may be readily sold, for example, under Rule 144A, others may have resale restrictions and be illiquid.  The sale of illiquid securities may involve substantial delays and additional costs, and the Fund may only be able to sell such securities at prices substantially less than what the fund believes they are worth.  The Fund will not invest more than 15% of its net assets in illiquid or restricted securities.  Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit.

           Initial Public Offerings:  When deemed appropriate by the Adviser, the Fund may invest up to 5% of its net assets in companies at the time of their initial public offering (IPO).  Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies.  Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain.  These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions.  They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital.  They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals.  Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.  Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.  Shares purchased in IPOs are often sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

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           Real Estate Investment Trusts (REITs):  When deemed appropriate by the Adviser, the Fund may invest up to 5% of its net assets in securities of REITs.  REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate.  A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

           Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders.  REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. A REIT can pass its income through to shareholders or unitholders without any tax at the entity level if it complies with various requirements under the Internal Revenue Code.  There is the risk that a REIT held by the Fund will fail to qualify for this tax-free pass-through treatment of its income. By investing in a REIT indirectly through a fund, in addition to bearing a proportionate share of the expenses of the Fund, you will also indirectly bear similar expenses of the REIT in which the fund invests.

           Temporary Defensive Investments:  For temporary defensive purposes to attempt to respond to adverse market, economic, political or other conditions, the Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high-grade or high-quality debt securities.  These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds.  While the Fund is investing for temporary defensive purposes, it may not meet its investment objective.

Portfolio Turnover

           A change in the securities held by the Fund is known as “portfolio turnover.”  The Fund is actively managed and uses strategic trading in an effort to enhance returns.  The Fund expects turnover in most fiscal years to be slightly in excess of 100%.  Due to the Adviser’s active trading and the volatility of the market, the Fund’s portfolio turnover for the fiscal year ended June 30, 2009 was 192%.   A high rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders.  High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.  The Adviser believes that it has added significant value from its active trading.

DISCLOSURE OF PORTFOLIO HOLDINGS

           The Fund’s portfolio holdings are included in semi-annual and annual reports that are distributed to shareholders of the Fund within 60 days after the close of the period for which such report in being made.  Within fifteen business days of each calendar quarter-end, the Fund discloses its complete portfolio holdings on the Fund’s website at www.keystonefunds.com. The Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which is filed with the SEC no later than 60 days after the close of the first and third fiscal quarters.  These required filings are publicly available on the SEC’s website at www.sec.gov.  A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

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SHAREHOLDER SERVICE INFORMATION

Pricing of Fund Shares

           The price for Fund shares is based on the net asset value (“NAV”) per share.  The NAV of Fund shares is determined at the close of regular trading hours (normally 4:00 p.m. Eastern Time) of the New York Stock Exchange (“NYSE”) each day the NYSE is open.  It is not calculated on days the NYSE is closed for trading.  The NYSE is open for trading Monday through Friday, except New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.  Your purchase and redemption requests are priced at the next NAV plus any applicable sales charge calculated after receipt of a properly completed purchase or redemption order.  The NAV per share is determined by dividing the total value of the Fund’s securities and other assets, less its liabilities, by the total number of shares outstanding.

The Fund uses the following methods to value securities held in its portfolio:

●
Securities listed on the U.S. stock exchanges or the NASDAQ® Stock Market are valued at NASDAQ® Official Closing Price, or if such a price is lacking, for the trading period immediately preceding the time of determination, such securities are valued at their current bid price;

●	Securities that are traded in the over-the-counter market are valued at their current bid price;
●	Short-term money market securities maturing within 60 days are valued on the amortized cost basis; and
●	Securities for which market quotations are not readily available shall be valued at their fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees.

The market value of the securities in the Fund’s portfolio changes daily and the NAV of Fund shares changes accordingly.

Fair Value Pricing

           The Fund normally invests in common stock of domestic issuers listed on the NYSE or the NASDAQ® Stock Market, the substantial majority of which are large capitalization, highly liquid securities.  Nonetheless, these securities may at times not have market quotations readily available, including, but not limited to, such instances where the market quotation for a security has become stale, sales of a security have been infrequent, or where there is a thin market in the security.  To address these situations, the Board of Trustees has adopted and approved a fair value pricing policy for the Fund.  When a security is fair valued, it is priced at the amount that the owner of the security might reasonably expect to receive upon its current sale.

           Because fair value pricing is subjective in nature, there can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.  There can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold.  Furthermore, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued using market quotations.

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           The Fund’s Board of Trustees reviews the fair value pricing policy periodically.  See the SAI for more information about the pricing of the Fund’s shares.

HOW TO BUY FUND SHARES

           This section discusses how to buy, sell or redeem, or exchange different classes of shares in the Fund that are offered in this Prospectus.  The Fund offers two classes of shares through this Prospectus.

           Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different on-going distribution expenses.  For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see “Different Share Class Expenses” and “The Advantages and Disadvantages of Different Share Classes” below.  Keep in mind that only Class A shares offer Quantity Discounts on sales charges, as described more fully under “Sales Charge Reduction Programs” below.

           In compliance with the USA Patriot Act of 2001, please note that U.S. Bancorp Fund Services, LLC (“USBFS”), the transfer agent for the Fund, will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact shareholder services at 866-596-FUND if you need additional assistance when completing your account application.

           If we cannot confirm your identity through reasonable means, your account will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Fund also reserves the right to close the account within five business days if clarifying information or documentation is not received.

           When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:

■  The name of the Fund and account number;
■  The dollar amount of shares to be purchased;
■  Account application form or investment stub; and
■  Check payable to “Keystone Large Cap Growth Fund.”

Different Share Class Expenses

           This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares.  The expenses can include distribution and service fees (12b-1 fees), initial sales charges and/or contingent deferred sales charges (“CDSCs”).  Please see below for a discussion of how CDSCs are calculated.  Only Class A shares offer Quantity Discounts, as described below under “Sales Charge Reduction Programs.”

           The Fund issues its shares in three classes- Class A, Class C, and Class I- each of which have different cost structures.  You should decide which class best suits your needs.

           Class A shares may be a better choice if your investment qualifies for a reduced sales charge.

Class A Shares.  Class A shares have:

●	a front-end sales charge, which is reduced for larger purchases; and

●	annual distribution and shareholder servicing (12b-1) fees of 0.30%.

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Class C Shares.  Class C shares have:

●	no front-end sales charge; and

●	a 1.00% contingent deferred sales charge (CDSC) if you redeem your shares within 12 months of purchase; and

●	annual distribution and shareholder servicing (12b-1) fees of 1.00%.

Class C shares do not convert to Class A or Class I shares so they will continue to have higher annual expenses than Class A or Class I shares for as long as you hold them.

Class I Shares.  Class I shares have:

●	no front-end sales charge;

●	no contingent deferred sales charge (CDSC); and

●	no annual distribution and shareholder servicing (12b-1) fees.

Asset-based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees

           The Fund has adopted a plan under SEC Rule 12b-1 that allows the Fund to pay asset-based  distribution and/or service fees for the distribution and sale of its shares.  A 12b-1 fee is a fee deducted from a fund’s assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries.  The amount of each share class’s 12b-1 fee, is disclosed below and in the Fund’s fee table near the front of the Prospectus.

           The amount of these fees for each class of the Fund’s shares is:

           Distribution and/or Service (Rule 12b-1) Fee
(as a Percentage of Aggregate Average Daily
Net Assets)
           ------------------------------------------------
           Class A                                         0.30%
           Class C                                         1.00%
   Class I                                          None

           Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class C shares are subject to higher 12b-1 fees than Class A shares and Class I shares.  The higher fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares and Class I shares.  All or some of these fees may be paid to financial intermediaries, including your financial adviser’s firm.

Class A Shares--Initial Sales Charge Alternative

           Your purchase price for Class A shares is typically the NAV of your shares, plus a front-end sales charge, as set forth below.  Sales charges vary depending on the amount of your purchase.  The Fund’s distributor receives the sales charge you pay and re-allows a portion of the sales charge to your investment professional or participating institution.  Purchases of Class A shares in excess of $1,000,000 are not subject to a sales charge but, if redeemed within one year, may be subject to a CDSC of up to 1.00%.

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	Sales Charge
Amount Purchased	As % of Net Amount Invested	As % of Public Offering Price	Discount or Commission to Dealers or Agents of up to % of Offering Price
Up to $99,999.99	4.44%	4.25%	4.00%
$100,000 up to $249,999.99	3.36	3.25	3.00
$250,000 up to $499,999.99	2.30	2.25	2.00
$500,000 up to $999,999.99	1.78	1.75	1.50
$1,000,000 and above	0.00	0.00	0.00

Class C Shares--Asset-Based Sales Charge Alternative

           Your purchase price for Class C shares is their NAV -- there is no front-end sales charge.  However, if you redeem your shares within 12 months of purchase, you will be assessed a CDSC of 1% of the value of your shares at the time of purchase or at the time of sale, whichever is less.  The CDSC you pay may differ slightly from this amount because of rounding that occurs in the calculation used to determine your CDSC.  The CDSC does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. Shares will be redeemed in the order that minimizes your CDSC.

Although you pay no front-end sales charge when you purchase Class C shares, the Fund’s distributor pays a sales commission of 1% of the amount invested to investment professionals or participating institutions that sell Class C shares.  The distributor receives any CDSC imposed when you redeem your Class C shares.

How is the CDSC Calculated?

           The CDSC is applied to the lesser of the NAV at the time of redemption or the original cost of shares being redeemed.  This means that no CDSC is assessed on increases in NAV above the initial purchase price.  Shares obtained from dividend or distribution reinvestment are not subject to the CDSC.  In determining the CDSC, shares not subject to CDSC will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

Sales Charge Reduction Programs

           This section includes important information about sales charge reduction programs available to investors in Class A shares and describes information or records you may need to provide to the Fund or your financial intermediary in order to be eligible for sales charge reduction programs.

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Required Information and Records

           In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Fund that the shareholder qualifies for a reduction.  Without notification, the Fund is unable to ensure that the reduction is applied to the shareholder’s account.  A shareholder may have to provide information or records to his or her financial intermediary or the Fund to verify eligibility for breakpoint privileges or other sales charge waivers.  This may include information or records, including account statements, regarding shares of the Fund held in:

●	all of the shareholder’s accounts at the Fund or a financial intermediary;

●	any account of the shareholder at another financial intermediary; and

●	accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

You Can Reduce Sales Charges when Buying Class A Shares

Breakpoints and Quantity Discounts

           The Fund offers investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances.  These discounts, which are also known as breakpoints, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your Class A investment.  Mutual funds are not required to offer breakpoints, and different mutual fund groups may offer different types of breakpoints.

           Breakpoints or Quantity Discounts allow larger investments in Class A shares to be charged lower sales charges.  A shareholder investing more than $100,000 in Class A shares of the Fund is eligible for a reduced sales charge.  Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a one percent, one-year CDSC may apply.  For the breakpoint and quantity discount amounts, please see the chart in the section Class A Shares--Initial Sales Charge Alternative above.

Rights of Accumulation

           To determine if a new investment in Class A shares is eligible for a Quantity Discount, a shareholder can combine the value of the new investment of a Fund with the value of existing investments in the Fund.  The Fund uses the current NAV of your existing investments when combining them with your new investment.

Combined Purchase Privileges

           A shareholder may also qualify for a Quantity Discount by combining concurrent and prior purchases in other Class A accounts.  You may combine purchases made by you, your spouse, children under 21, as well as purchases in individual retirement accounts, personal trust accounts, and employee benefit plans.

Letter of Intent

           An investor may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a Quantity Discount.  For these situations, the Fund offers a Letter of Intent (LOI), which permits the investor to express the intention, in writing, to invest at least $100,000 in Class A shares of the Fund within 13 months.  Any shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date.  Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI.  Shares equal to 4.25% of the amount of the LOI will be held in escrow during the 13-month period.  If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect.  This amount will be obtained from redemption of the escrow shares.  Any remaining escrow shares will be released to you.

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           If you establish an LOI with Keystone Large Cap Growth Fund you can aggregate your accounts as well as the accounts of your immediate family members as described in the Combined Purchase Privilege.  You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI.

Other Programs

           Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following programs:  Dividend Reinvestment Program and Reinstatement Privilege.  These additional programs are described under “CDSC Waivers and Other Programs” below.

Class A Shares--Sales at NAV

           The Funds may sell their Class A shares at NAV without an initial sales charge to some categories of investors, including:

●	investment management clients of the Adviser;

●
present full-time employees and former employees (for subsequent  investment in accounts established during the course of their employment) of the Adviser or their spouses, siblings, parents or children or any trust, individual retirement account or retirement plan account for the benefit of such person;

●	officers and trustees of the Fund;

●	officers, directors and present full-time employees of selected dealers or agents, their spouses, or any trust, individual retirement account or retirement plan account for the benefit of such person;

●	fee-based registered investment advisers, financial planners, bank trust departments or registered broker-dealers who are purchasing shares on behalf of their clients or customers; or

●	401(k), 403(b) and 457 plans, and profit sharing and pension plans that invest $1 million or more or have more than 100 participants.

CDSC Waivers and Other Programs

Here are some ways to avoid or minimize charges on redemption.

CDSC Waivers

           The Fund will waive the CDSCs on redemptions of Class C shares in the following circumstances:

●	following the death or disability of a shareholder;

●	if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70-1/2; or

●
if the redemption is necessary to meet a plan participant’s or beneficiary’s request for a distribution or loan from a group retirement plan or to accommodate a plan participant’s or beneficiary’s direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

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Dividend Reinvestment Program

           Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of the Fund under the Fund’s Dividend Reinvestment Program.  There is no initial sales charge or CDSC imposed on shares issued pursuant to the Dividend Reinvestment Program.

Reinstatement Privilege

           A shareholder who has redeemed all or any portion of his or her Class A shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of the Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date.

The Advantages and Disadvantages of Different Share Classes

           The decision as to which class of shares is most beneficial to you depends on the amount and intended length of your investment.

If you are making a large investment that qualifies for a reduced sales charge, you might consider purchasing Class A shares.  Class A shares, with their lower 12b-1 fees, are designed for investors with a longer-term investing time frame.

           Class C shares are subject to a higher distribution fee indefinitely but do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more.  Class C shares may be most appropriate for investors with a shorter-term investing time frame.

Class I shares are subject to a minimum investment of $100,000. Class I shares are intended for institutional investors and certain financial intermediaries that offer shares of the Fund through fee-based platforms, retirement platforms or other platforms for which the financial intermediary provides services and is not compensated by the Fund for those services.

           Your financial intermediary may receive differing compensation for selling each class of shares. See “Payments to Financial Advisers and their Firms” below.

           A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, or other financial intermediary, with respect to the purchase or sale of shares made through your financial adviser.  The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts.

           You should consult your financial adviser for assistance in choosing a class of Fund shares.

Payments to Financial Advisers and Their Firms

           Financial intermediaries market and sell shares of the Fund.  A financial intermediary is a firm that receives compensation for selling shares of the Fund offered in this Prospectus and/or provides services to the Fund’s shareholders.  Financial intermediaries may include, among others, your broker, your financial planner or adviser, banks, pension plan consultants and insurance companies.  Financial intermediaries employ financial advisers who deal with you and other investors on an individual basis.  These financial intermediaries employ financial advisers and receive compensation for selling shares of the Fund.  This compensation is paid from various sources, including any sales charge, CDSC and/or 12b-1 fee that you or the Fund may pay.  Your individual financial adviser may receive some or all of the amounts paid to the financial intermediary that employs him or her.

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           In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by the Distributor to financial intermediaries selling Class A shares.  Additionally, up to 100% of the 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

           In the case of Class C shares, the Distributor will pay, at the time of your purchase, a commission to firms selling Class C Shares in an amount equal to 1% of your investment.  Additionally, up to 100% of the 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

The Adviser may pay amounts from its own assets to selling or servicing agents of the Fund for distribution-related activities or other services they provide.  These amounts, which are in addition to any sales charges, distribution (12b-1) and shareholder servicing fees paid by the Fund, may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both.  Agents may agree to provide a variety of marketing related services or access-advantages to the Fund, including, for example, presenting the Fund on “preferred” or “select” lists, in return for the payments.  Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

           In addition, the Adviser may pay amounts from its own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Fund’s transfer agent.  The Fund also may pay amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

           These and other payments, and the difference between payments made with respect to the Fund and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients.  You should be aware of these potential conflicts of interest and discuss these matters with your financial adviser or other intermediary.

           Although the Fund may use brokers who sell its shares to effect portfolio transactions, the Fund does not consider the sale of Fund shares as a factor when selecting brokers to effect portfolio transactions.

Minimum Investment

           The minimum investment amount for Class A and Class C shares is as follows:
Initial Investment	Automatic Investment Program	Subsequent Investment
$2,500	$100	$100

The minimum investment amount for Class I shares is as follows:
Initial Investment	Automatic Investment Program	Subsequent Investment
$100,000	Not Applicable	$10,000

If you purchase through a financial intermediary, you may purchase in lesser amounts, subject to minimums imposed by the financial intermediary.  The Fund has the right to waive these minimums for employees of the Adviser and their immediate family members, fee-based platforms, and retirement or pension plans.

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Financial Intermediaries

           You may also purchase shares of the Fund through a third party financial intermediary, such as a broker-dealer (including one that sponsors a mutual fund supermarket program), financial institution or other financial service firm.  When you purchase shares of the Fund through a financial intermediary, the financial intermediary may be listed as the shareholder of record of the shares.  In addition, a financial intermediary may use procedures and impose restrictions that are different from those applicable to shareholders that invest in the Fund directly.

           The price per share you will receive will be the NAV (plus any applicable sales charge) next computed after your request is received in good order by the financial intermediary.

           If you intend to invest in the Fund through a financial intermediary, you should read the program materials provided by the financial intermediary as a supplement to this Prospectus.  Financial intermediaries may charge you transaction-based fees or other charges for the services they provide to you.  These charges are retained by the financial intermediary and are not paid to the Fund or the Adviser.

Buying Shares by Mail

           Complete an application and send it to the address below, with a check for at least the minimum amount and made payable to “Keystone Large Cap Growth Fund”:

By Mail: Keystone Large Cap Growth Fund c/o U.S. Bancorp Fund Services, LLC PO Box 701 Milwaukee, WI 53201-0701	By Overnight or Express Mail: Keystone Large Cap Growth Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202-5207

           The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

           All checks must be in U.S. dollars drawn on a domestic bank.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third-party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is also unable to accept post dated checks, post dated online bill pay checks, or any conditional order or payment.

NOTE:	USBFS will charge your account a $25 fee for any payment returned. In addition, you will be responsible for any losses suffered by the Fund as a result.

Buying Shares by Wire

           If you are making an initial investment in the Fund by wire transfer, please contact the Fund by phone before you wire funds to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile.  Upon receipt of your application, your account will be established and within 24 hours a service representative will provide you with an account number and wiring instructions.  You may then contact your bank to wire funds according to the instructions you were given.  Your initial purchase will be placed as of the date the funds are received, provided the funds are received before the close of the market.  If the funds are received after the close of the market, your shares will be purchased using the next business day’s closing NAV plus any applicable sales charge.

           For subsequent investments by wire, please contact the transfer agent at 1-866-596-FUND prior to sending your wire.  This will alert the Fund to your intention and will ensure proper credit when your wire is received.  Instruct your bank to wire transfer your investment to:

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U.S. Bank, N.A.
777 E. Wisconsin Ave
Milwaukee, Wisconsin 53202
ABA Number: 075000022
For credit to U.S. Bancorp Fund Services, LLC
Account Number 112-952-137
Further credit to: Keystone Large Cap Growth Fund
Shareholder account name and account number

The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Buying Shares by Telephone

           If you have completed the Telephone Purchase Authorization section of the New Account Application Form, you may purchase additional shares of the Fund, in amounts of $100 or more, by telephoning shareholder services toll free at 1-866-596-FUND.  This option allows you to move money from your bank account to the Fund account upon request.  Only bank accounts held at U.S. banks that are Automated Clearing House (“ACH”) members may be used for telephone transactions.  Shares will be purchased in your account at the appropriate price determined on the day of your order, as long as your order is received prior to 4:00 p.m. Eastern time.  During periods of high market activity, shareholders may encounter higher than usual call waits.  Please allow sufficient time to place your telephone transaction.  If your payment is rejected by your bank, the transfer agent will charge your account a $25 fee.

Purchase In Kind

           You may, subject to the approval of the Fund, purchase shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund’s investment processes, goals and philosophy) and that have values that are readily ascertainable in accordance with the Fund’s valuation policies.   Call shareholder services at 1-866-596-FUND if you would like to purchase Fund shares with other securities.

Automatic Investment Program

           You may purchase Class A and Class C shares automatically from your bank under the automatic investment program, which allows monies to be transferred directly from your checking or savings account to invest in the Fund.

■	Purchases may be made on the schedule—weekly, monthly, bi-monthly or quarterly—you select.
■	To be eligible, your account must be maintained at a domestic financial institution that is an ACH member.
■	You may sign up for the automatic investment program by completing an application form.
■	Minimum initial investment is $100 (for automatic investment program only).
■	Minimum subsequent investment is $100.

Please call our shareholder services at 1-866-596-FUND for more information about participating in the program.  USBFS will charge your account a $25 fee for any ACH payment that is not honored.

Choosing a Distribution Option

           When you complete your account application, you may choose from four distribution options.
1.	You may invest all income dividends and capital gains distributions in additional shares of the Fund. This option is assigned automatically if no other choice is made.
2.	You may elect to receive income dividends and capital gains distributions in cash.
3.	You may elect to receive income dividends in cash and to reinvest capital gains distributions in additional shares of the Fund.
4.	You may elect to reinvest income dividends in additional shares of the Fund and receive capital gains in cash.

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           If you elect to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.  You may change your election at any time.  Your request for a change must be received in writing by USBFS prior to the record date for the distribution for which a change is requested.

Retirement Plans

           Tax-deferred retirement plans including:
■	IRAs;
■	Keogh accounts;
■	SEP accounts; and
■	Other ERISA-qualified plans

may invest in the Fund, subject to the other requirements of the Fund.  If a plan has already been established with a custodian or trustee, the plan may purchase shares of the Fund in the same manner as any other shareholder, subject to any special charges imposed by the plan’s custodian or trustee.

           If you want to establish an individual retirement account naming USBFS as custodian, please call our shareholder services at 1-866-596-FUND for information and forms.

Additional Purchase Information

           The Fund reserves the right to reject your purchase order and suspend the offering of the Fund’s shares to you if management determines the rejection or suspension is in the best interests of the Fund.

           Shares of the Fund have not been registered for sale outside of the United States.  The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Stock Certificates

           The issuance of Fund shares is recorded on the books of the Fund in full and fractional shares carried to the third decimal place.  For investor convenience and to avoid additional operating costs, the Fund does not expect to issue share certificates.

           The Fund and USBFS are available to assist you in opening accounts and when purchasing or redeeming shares.

Householding

           In an effort to decrease costs, the Fund will start reducing the number of duplicate prospectuses, annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts.  Call toll-free at 1-866-596-FUND to request individual copies of these documents, or if your shares are held through a financial institution please contact them directly.  The Fund will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

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HOW TO REDEEM FUND SHARES

           You may redeem all or a portion of your shares on any business day.  Shares of the Fund are redeemed at the next NAV calculated after the Fund has received your redemption request in good order.  Payment is typically made within one or two business days of receipt of a valid redemption request.

Redemption by Mail

           You may mail your redemption request to:

By Mail: Keystone Large Cap Growth Fund c/o U.S. Bancorp Fund Services, LLC PO Box 701 Milwaukee, WI 53201-0701	By Overnight or Express Mail: Keystone Large Cap Growth Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202-5207

           The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

           It is important that your redemption request be mailed to the correct address and be in good order.  If a redemption request is inadvertently sent to the Fund at its corporate address, it will be forwarded to USBFS, but the effective date of the redemption will be delayed.  No redemption will be made until a request is submitted in good order.

           A redemption request is considered to be in “good order” if the following information is included:
■	The name of the Fund and Class of shares;
■	The dollar amount or number of shares being redeemed;
■	The account registration number; and
■	The signatures of all registered shareholders (including a signature guarantee when necessary).

           Redemption requests for accounts registered in the names of corporations, fiduciaries and institutions may require additional redemption documents, such as corporate resolutions, certificates of incumbency or copies of trust documents.  Please contact USBFS if your account is registered in one of these categories.

IRA Redemption

           If you are an IRA shareholder, you must indicate on your redemption request whether or not to withhold federal income tax.  If your redemption request fails to make an indication, your redemption proceeds will be subject to withholding.

Redemption by Telephone

           If you are authorized to perform telephone transactions (either through your New Account Application Form or by subsequent arrangement in writing with the Fund), you may redeem shares in any amount up to $50,000, but not less than $100, by instructing shareholder services by phone at 1-866-596-FUND.  A signature guarantee may be required of all shareholders in order to qualify for or to change telephone redemption privileges.

   Telephone trades must be received by or prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call waits.  Please allow sufficient time to place your telephone transaction.  Once a telephone transaction has been placed, it cannot be canceled or modified.

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Note: Neither the Fund nor its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting that you correctly state:

■	Your Fund account number;
■	The name in which your account is registered;
■	The social security or tax identification number under which the account is registered; and
■	The address of the account holder, as stated in the New Account Application Form.

Signature Guarantee

           In addition to the requirements discussed above, a signature guarantee may be needed for:

■	Redemptions made by wire transfer to a bank other than the bank of record;
■	Redemptions payable other than exactly as the account is registered or for accounts whose ownership has changed;
■	Redemptions mailed to an address other than the address on the account or to an address that has been changed within 30 days of the redemption request;
■	Redemptions over $50,000;
■	Adding the telephone redemption option to an existing account;
■	Adding or changing automated bank instructions to an existing account;
■	Written requests to wire redemption proceeds, if not previously authorized on the account;
■	Change in ownership of account; or
■	Establishing or modifying certain other services

           The Fund reserves the right to require a signature guarantee under other circumstances.   Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  A notary public is not an acceptable signature guarantor.

Redemption Price and Payment for Fund Shares

           Redemption requests are processed at the NAV next computed after the transfer agent or other authorized agent receives a redemption request in good order (as defined above).  If your redemption request is received by the transfer agent or other authorized agent in good order before the close of regular trading hours on the NYSE (currently, 4 p.m. Eastern time), the request is effective on the day received.  If your redemption request is received by the transfer agent or other authorized agent in good order after the close of regular trading hours on the NYSE, it is effective on the next business day.

           Payment for your redeemed Fund shares will be mailed to you generally within one or two business days, but no later than the seventh day after your redemption request is received in good order by the transfer agent.  However, if any portion of the shares to be redeemed represents a recent purchase made by check, after processing the redemption request the Fund may delay the payment of the redemption proceeds until the transfer agent is reasonably satisfied that the check has cleared.  This delay may be up to ten calendar days.  You may avoid this delay by purchasing shares of the Fund by wire transfer or by arranging with your bank to provide telephone or written assurance to the transfer agent that the purchase payment has cleared.  The Fund may also suspend your right of redemption or postpone the payment date at times when the NYSE is closed or during certain other periods as permitted under the federal securities laws.

           The Fund may be required to withhold a percentage for federal income tax (backup withholding) from dividend payments, distributions, and redemption proceeds if you do not provide a correct social security or tax identification number and the Internal Revenue Service (IRS) notifies the Fund that you are subject to backup withholding.  See “Dividends, Distributions and Taxes” in this Prospectus for more information.

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           Your redemption payment will be mailed by check to the account name(s) and address exactly as registered, unless you requested wire transfer of the payment.  You may also elect to have proceeds sent to a predetermined bank account by electronic funds transfer through the Automated Clearing House (ACH) network.  There is no charge for redemption payments that are mailed or sent via ACH; however, ACH credit may not be available for 2-3 days.  Redemption payments sent by wire transfer must be at least $1,000, and $15.00 will be charged for each wire transfer which, for financial intermediaries, may be paid for by the Fund.  Your bank may also impose an incoming wire charge.  Wire fees are charged against the account only in the case of dollar specific redemptions.  In the case of share specific or complete liquidation, fees are deducted from the redemption proceeds.

Redemptions at the Option of the Fund

           If your account balance falls below $500 as a result of redeeming or exchanging shares, the Fund reserves the right to close your account and send you the proceeds, less any applicable contingent deferred sales charge.  Before taking any action, however, the Fund will send you written notice of the action it intends to take and give you 30 days to re-establish a minimum account balance of $500.

           The Fund may require the redemption of shares if, in its opinion, such action would prevent the Fund from becoming a personal holding company, as defined in the Internal Revenue Code.

Financial Intermediaries

           If you purchased shares of the Fund through a third party financial intermediary, such as a broker-dealer, financial institution or other financial service firm, you must redeem your shares through the intermediary.   A financial intermediary may use procedures and impose restrictions that are different from those applicable to shareholders who redeem directly from the Fund.

Market Timing

           The Fund is designed for long-term investors.  Investors who engage in frequent purchases and redemptions of Fund shares, referred to as “market timing,” may dilute the value of Fund shares, interfere with the efficient management of the Fund’s portfolio and increase the Fund’s brokerage and administrative costs.  The Fund’s Board of Trustees has adopted a policy regarding such market timing.  The Fund believes that its investment strategy is not attractive to market timing investors because its portfolio holdings are primarily of domestic issuers, which eliminates “time-zone arbitrage” that may be associated with funds having significant holdings in foreign securities traded on foreign exchanges.  “Time-zone arbitrage” involve attempts by investors to take advantage of the differences in value of foreign securities that might result from events that occur after the close of the foreign securities markets on which a foreign security is traded and the NYSE that day, when the Fund’s NAV is calculated.  In addition, the Fund invests primarily in large capitalization companies that historically have exhibited a relatively low level of the short-term volatility usually sought by market timing investors.  As a result, the Fund does not currently impose any trading restrictions or redemption fees on Fund shareholders.

           The Fund discourages market timing, however, and does not knowingly accommodate investors that wish to engage in market timing.  To this end, the Fund monitors trading activity using a variety of techniques.  These techniques are applied uniformly to all shareholders and may change from time to time as approved by the Fund’s Board of Trustees.  All investors are subject to the Fund’s policies and procedures regarding frequent trading, whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an investment adviser, an administrator or trustee of a retirement plan that maintains a master account (an “Omnibus Account”) with the Fund for trading on behalf of its customers.

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28

           In an effort to discourage market timing and minimize potential harm to the Fund and its shareholders, the Fund reserves the right to identify trading practices as abusive.  The Fund is currently using several methods to reduce the risks associated with market timing.  These methods include:

●	Committing staff to periodically review trading activity in order to identify trading activity that may be abusive; and
●	Seeking the cooperation of financial intermediaries to assist the Fund in identifying market timing activity.

           Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.  Due to the complexity and subjectivity involved in identifying market timing and the volume of shareholder transactions the Fund is expected to handle, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive.  In particular, there is no assurance that the Fund or its agents will gain access to all information necessary to detect market timing in Omnibus Accounts.  While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be minimized or completely eliminated.

           If frequent trading trends are detected, an appropriate course of action is taken, which course of action will be determined by consideration of, among other things, shareholder account transaction history.  The Fund reserves the right to restrict or reject, without any prior notice, any purchase or exchange order, including transactions that, in the judgment of the Fund, represent excessive trading, may be disruptive to the management of the Fund’s portfolio, may increase the Fund’s transaction costs, administrative costs or taxes, and those that may otherwise be detrimental to the interests of the Fund and its shareholders.

Additional Redemption Information

           Neither the Fund, the Adviser nor the transfer agent will be liable for any loss, cost or expense of acting on written instructions believed by the party receiving the instructions to be genuine and in accordance with the procedures described in this Prospectus.

CONFIRMATION AND STATEMENTS

           The Fund’s transfer agent, USBFS, will send you a statement of your account after every transaction affecting your share balance or account registration.  Please allow seven to ten business days for the transfer agent to confirm your order.  The transfer agent will send a quarterly account statement to you, regardless of whether you have purchased or redeemed any shares during the quarter.  Generally, a statement with tax information will be mailed to you by January 31 of each year.  A copy of the tax statement also is filed with the IRS.

           The Fund will send you an audited annual report each year and an unaudited semi-annual report after the Fund’s second fiscal quarter.  Each of these reports includes a statement listing the Fund’s portfolio securities.

SHAREHOLDER INQUIRIES

           Shareholder inquiries are answered promptly.  You may call 1-866-596-FUND or write to:

By Mail: Keystone Large Cap Growth Fund c/o U.S. Bancorp Fund Services, LLC PO Box 701 Milwaukee, WI 53201-0701	By Overnight or Express Mail: Keystone Large Cap Growth Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202-5207

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29

DISTRIBUTION OF SHARES

Distributor

           Quasar Distributors, LLC (“Distributor”), 615 East Michigan Street, Milwaukee, Wisconsin, 53202, serves as distributor and principal underwriter for the Fund’s shares.  Quasar is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.  The Distributor receives any applicable front-end sales charge, CDSC, and the 12b-1 distribution and shareholder servicing fees.

Distribution and Shareholder Servicing Plan

           The Fund has implemented a combined Distribution and Shareholder Servicing Plan (the “Plan”) in accordance with Rule 12b-1 of the Investment Company Act of 1940 for Class A and Class C shares.  The Plan allows the Fund to pay fees for the sale and distribution of its Class A and Class C shares and to obtain shareholder services and provide for maintenance of shareholder accounts from financial intermediaries (including broker-dealers that sponsor mutual fund supermarket programs) and other service providers.  The maximum level of the Plan expenses is 0.30% per year of the Fund’s average daily net assets for Class A shares and 1.00% per year of the Fund’s average daily net assets for Class C shares.  As these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

           In addition to the portion of these expenses paid by the Fund, the Adviser may make payments from its own resources, which include the investment advisory fees received from the Fund and other clients, to compensate the financial intermediaries (including broker-dealers that sponsor mutual fund supermarket programs) and other service providers that provide distribution services and shareholder servicing to the Fund.  This portion of these expenses is paid by the Adviser and not by the Fund.  The Fund’s SAI provides more information concerning payments to financial intermediaries.  Investors should consult their financial intermediary regarding the details of the payments such intermediary receives in connection with the sale or servicing of Fund shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

           The Fund declares and distributes dividends from its net investment income on a quarterly basis and declares and distributes any net capital gain realized by the Fund at least on an annual basis.  These distributions are paid in additional Fund shares unless the shareholder elects in writing to receive distributions in cash.

           If you elect to receive distributions and/or capital gains paid in cash and the U.S. Postal Service cannot deliver the check or a check remains outstanding for six months, the Fund reserves the right to reinvest the check in your account at the Fund’s then-current NAV and reinvest all subsequent distributions.

           The Fund will notify you following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) for the year.

           The Fund intends to qualify at all times as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code.  By qualifying as a RIC and satisfying certain other requirements, the Fund will not be subject to federal income or excise taxes to the extent the Fund distributes its net investment income and realized capital gains to its shareholders.

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           The tax characteristics of distributions from the Fund are the same whether paid in cash or in additional shares.  For federal income tax purposes, distributions of net investment income are taxable as ordinary income to the recipient shareholders, and distributions designated as the excess of net long-term capital gain over net short-term capital loss are generally taxable as long-term capital gain to the recipient shareholder regardless of the length of time the shareholder held the Fund’s shares.  In the case of noncorporate shareholders, certain dividend distributions may be classified as qualified dividend income taxable at long-term capital gain rates.  A portion of any distribution properly designated as a dividend by the Fund may be eligible for the dividends-received deduction in the case of corporate shareholders.

           You may also be subject to state or local taxes with respect to holding Fund shares or on distributions from the Fund.  You are advised to consult your tax adviser with respect to state and local tax consequences of owning shares of the Fund.

           Federal law requires the Fund to withhold a percentage of all distributions and redemption proceeds paid to shareholders that have not provided their correct taxpayer identification number or certified that withholding does not apply.  Each prospective shareholder is asked to certify on its application to open an account that the social security number or other tax identification number provided is correct and that the prospective shareholder is not subject to a percentage backup withholding for previous under-reporting of income to the IRS.  The Fund generally does not accept an application to open an account that does not comply with these requirements.

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           This tax discussion is only a brief summary of some of the important federal tax considerations generally affecting the Fund and its shareholders.  There may be other federal, state or local tax considerations applicable to a particular shareholder.  Prospective investors in the Fund are urged to consult their tax advisers prior to purchasing shares of the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal year ended June 30, 2009.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by Ernst & Young LLP, independent registered public accounting firm.  The financial statements and the report of the independent registered public accounting firm may be found in the Fund's most recent annual report, which is available upon request.

Financial information is not provided for Class I because, as of the date of this Prospectus, Class I had not commenced operations.

Keystone Mutual Funds
Financial Highlights

Keystone Large Cap Growth Fund - Class A

	For the Year Ended June 30, 2009	For the Year Ended June 30, 2008	For the Period Ended June 30, 2007 (1)
Net Asset Value, Beginning of Period	$26.43	$30.30	$25.00

Net investment loss (2)	(0.06)	(0.16)	(0.14)
Net realized and unrealized gain (loss) on investments	(6.13)	(1.12)	5.66

Total from Investment Operations	(6.19)	(1.28)	5.52

Distributions from net realized gain	—	(2.53)	(0.22)
Distributions from return of capital	—	(0.06)	—

Total Distributions	—	(2.59)	(0.22)

Net Asset Value, End of Period	$20.24	$26.43	$30.30

Total return	(23.42)%	(5.29)%	22.16% (3)

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period	$106,119,082	$120,413,870	$82,240,151
Ratio of expenses to average net assets
Before expense waivers and reimbursements	1.54%	1.64%	2.32% (4)
After expense waivers and reimbursements	1.50%	1.50%	1.50% (4)
Ratio of net investment loss to average net assets:
Before expense waivers and reimbursements	(0.37)%	(0.68)%	(1.37)%
After expense waivers and reimbursements	(0.33)%	(0.54)%	(0.55)%
Portfolio turnover rate(5)	192%	142%	157% (3)

(1) Reflects operations for the period from August 7, 2006 (commencement of operations) to June 30, 2007.
(2) Calculated using average shares outstanding method.
(3) Not annualized.
(4) Annualized.
(5) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the class of shares issued.

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Keystone Mutual Funds
Financial Highlights

Keystone Large Cap Growth Fund - Class C

	For the Year Ended June 30, 2009	For the Year Ended June 30, 2008	For the Period Ended June 30, 2007 (1)
Net Asset Value, Beginning of Period	$26.12	$30.12	$25.00

Net investment loss (2)	(0.20)	(0.36)	(0.35)
Net realized and unrealized gain (loss) on investments	(6.05)	(1.05)	5.69

Total from Investment Operations	(6.25)	(1.41)	5.34

Distributions from net realized gain	—	(2.53)	(0.22)
Distributions from return of capital	—	(0.06)	—

Total Distributions	—	(2.59)	(0.22)

Net Asset Value, End of Period	$19.87	$26.12	$30.12

Total return	(23.93)%	(5.81)%	21.44% (3)

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period	$417,492	$586,370	$162,431
Ratio of expenses to average net assets
Before expense waivers and reimbursements	2.24%	2.34%	3.02% (4)
After expense waivers and reimbursements	2.20%	2.20%	2.20% (4)
Ratio of net investment loss to average net assets:
Before expense waivers and reimbursements	(1.07)%	(1.38)%	(2.07)%
After expense waivers and reimbursements	(1.03)%	(1.24)%	(1.25)%
Portfolio turnover rate(5)	192%	142%	157% (3)

(1) Reflects operations for the period from August 7, 2006 (commencement of operations) to June 30, 2007.
(2) Calculated using average shares outstanding method.
(3) Not annualized.
(4) Annualized.
(5) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the class of shares issued.

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PRIVACY NOTICE

The Fund collects non-public personal information about you from the following sources:
●	Information we receive about you on applications or other forms;
●	Information you give us orally; and/or
●	Information about your transactions with us or others.

           We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

           In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Investment Adviser
Cornerstone Capital Management, Inc.
7101 West 78th Street, Suite 201
Bloomington, MN 55439

Independent Registered Public Accounting Firm
Ernst & Young LLP
220 South Sixth Street, Suite 1400
Minneapolis, MN 55402

Custodian
U.S. Bank, National Association
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

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Keystone Large Cap Growth Fund
a series of Keystone Mutual Funds

You can find more information about the Fund in the following documents:

Statement of Additional Information (SAI)

The SAI of the Fund provides additional details about the investments and techniques of the Fund and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this Prospectus by reference.  This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports

The Fund’s annual and semi-annual reports provide the most recent financial reports and portfolio listings.  The annual report contains a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s last fiscal year.

           You can obtain a free copy of the SAI and Annual and Semi-Annual Reports, request other information, or make general inquiries about the Fund by calling the our shareholder services (toll-free) at 1-866-596-FUND or by writing to:

Keystone Large Cap Growth Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

           You can review and copy information, including the Fund’s reports and SAI, at the Public Reference Room of the SEC in Washington, D.C.  You can obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.  Shareholder reports and other information about the Fund are also available:
●	Free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov, or
●	For a fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or
●	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

More information may also be available at the Fund’s website: www.keystonefunds.com.

(The Trust’s SEC Investment Company Act file number is 811-21890.)

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KEYSTONE LARGE CAP GROWTH FUND,
a series of the
KEYSTONE MUTUAL FUNDS

STATEMENT OF ADDITIONAL INFORMATION

           This Statement of Additional Information (SAI) is not a prospectus.  It contains information in addition to the information in the Fund’s prospectus.  The Fund’s Prospectus, dated October 30, 2009, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund’s Prospectus.

           For a free copy of the current Prospectus or annual report, contact your investment representative, go to www.keystonefunds.com, or call 1-866-596-FUND.

Contents - SAI

FUND HISTORY AND CLASSIFICATION

           The name of the fund is Keystone Large Cap Growth Fund (the “Fund”), which is a series of the Keystone Mutual Funds (the “Trust”).  The Trust, an open-end, diversified management investment company, commonly called a mutual fund, was organized in Delaware on April 4, 2006 and registered with the Securities and Exchange Commission (the “SEC”).  The Fund’s investment adviser is Cornerstone Capital Management, Inc. (the “Adviser”).

           The Trust currently offers one series of shares of common stock, which is the Fund.  The Fund offers Class A, Class C, and Class I shares.  The Board of Trustees may from time to time establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

           Each share represents a proportionate interest in the Fund’s assets. All shares have the same voting and other rights and preferences.  The shares have noncumulative voting rights.  For elections of members of the Fund’s Board of Trustees (the “Board”), this gives holders of more than 50% of the shares the ability to elect all of the members of the Board.  If this happens, holders of the remaining shares entitled to vote will not be able to elect anyone to the Board.

           The Fund does not intend to hold annual shareholder meetings and is not required to do so. The Fund may hold special meetings, however, for matters requiring shareholder approval.  A special meeting may also be called by the Board and certain officers in their discretion.

INVESTMENT STRATEGIES AND RISKS

           Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund’s policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

           If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

           The Fund has adopted certain investment restrictions as fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund’s outstanding shares or (ii) 67% or more of the Fund’s shares present at a shareholder meeting if more than 50% of the Fund’s outstanding shares are represented at the meeting in person or by proxy, whichever is less.

           The following investment policies and restrictions supplement those set forth above and in the prospectus. Whenever any investment restriction states a maximum percentage of the Fund’s assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund’s acquisition of such securities or other assets. Accordingly, any later increase or decrease in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation of any such maximum.

Contents - SAI

Other Investment Practices

          While the Fund does not anticipate utilizing them on a regular basis, the Fund may from time to time employ the following investment practices.

                   Illiquid Securities. The Fund will limit its investment in illiquid securities to no more than 15% of net assets or such other amount permitted by guidance regarding the Investment Company Act of 1940 (the “1940 Act”). For this purpose, illiquid securities are securities restricted as to disposition under Federal securities laws and include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), and (b) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. This restriction will not apply to securities purchased pursuant to Rule 144A.

          Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and securities which are otherwise not readily marketable. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including foreign securities. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

          Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

          The Adviser, acting under the supervision of the Board of Trustees, will monitor the liquidity of restricted securities in the Fund’s portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers making quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable SEC interpretation or position with respect to such type of securities.

           Puts and Calls. The Fund may write exchange-traded call options on common stocks, for which it will receive a purchase premium from the buyer, and may purchase and sell exchange-traded call and put options on common stocks written by others or combinations thereof. Writing, purchasing and selling call options are highly specialized activities and entail greater than ordinary investment risks. A call option gives the purchaser of the option, in exchange for paying the writer a premium, the right to call upon the writer to deliver a specified number of shares of a specified stock on or before a fixed date, at a predetermined price. A put option gives the buyer of the option, in exchange for paying the writer a premium, the right to deliver a specified number of shares of a stock to the writer of the option on or before a fixed date at a predetermined price.

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          The writing of call options will, therefore, involve a potential loss of opportunity to sell securities at higher prices. In exchange for the premium received, the writer of a fully collateralized call option assumes the full downside risk of the securities subject to such option. In addition, the writer of the call gives up the gain possibility of the stock protecting the call. Generally, the opportunity for profit from the writing of options is higher, and consequently the risks are greater when the stocks involved are lower priced or volatile, or both. While an option that has been written is in force, the maximum profit that may be derived from the optioned stock is the premium less brokerage commissions and fees. The Fund will not sell a call written by it unless the Fund at all times during the option period owns either (a) the optioned securities or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio or (b) a call option on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

          Premiums received by the Fund in connection with writing call options will vary widely depending primarily on supply and demand. Commissions, stock transfer taxes and other expenses of the Fund must be deducted from such premium receipts. Calls written by the Fund will ordinarily be sold either on a national securities exchange or through put and call dealers, most, if not all, of whom are members of a national securities exchange on which options are traded, and will in such cases be endorsed or guaranteed by a member of a national securities exchange or qualified broker-dealer.  The endorsing or guaranteeing firm requires that the option writer (in this case the Fund) maintain a margin account containing either corresponding stock or other equity as required by the endorsing or guaranteeing firm.

          The Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Fund generally will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

          In buying a call, the Fund would be in a position to realize a gain if, during the option period, the price of the shares increased by an amount in excess of the premium paid and commissions payable on exercise. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium and commissions payable on exercise. By buying a put, the Fund would be in a position to realize a gain if, during the option period, the price of the shares declined by an amount in excess of the premium paid and commissions payable on exercise. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium and commissions payable on exercise. In addition, the Fund could realize a gain or loss on such options by selling them.

          If an option is not sold and expires without being exercised, the Fund would suffer a loss in the amount of the premium paid by the Fund for the option.

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          Options on Market Indices. The Fund may purchase and sell exchange-traded index options. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

          Through the purchase of listed index options, the Fund could achieve many of the same objectives as through the use of options on individual securities. Price movements in the Fund’s portfolio securities probably will not correlate perfectly with movements in the level of the index and, therefore, the Fund would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

          Stock Index Futures. The Fund may purchase and sell stock index futures contracts. A stock index assigns relative values to the common stocks comprising the index. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of liquid assets equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. The Fund will not purchase and sell options on stock index futures contracts.

          In connection with its purchase of stock index futures contracts the Fund will deposit in a segregated account with the Fund’s custodian an amount of liquid assets equal to the market value of the futures contracts less any amounts maintained in a margin account with the Fund’s broker.

          The Fund has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

              Depositary Receipts.  The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Fund may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

           Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Fund’s prospectus.

           Synthetic Foreign Equity Securities. The Fund may invest in a form of synthetic foreign equity securities, sometimes referred to as international warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These type of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the synthetic foreign securities, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

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          The Fund will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. dollars). The cash payment is calculated according to a predetermined formula. The Fund may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

          The Fund will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the credit-worthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

          International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in over-the-counter markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

            The Fund may also invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long term-options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange’s trading regulations.

          General. The successful use of the foregoing investment practices, which may be used as a hedge against changes in the values of securities resulting from market conditions, draws upon the Adviser’s special skills and experience with respect to such instruments and usually depends on the Adviser’s ability to forecast movements of specific securities or stock indices correctly. Should these securities or indices move in an unexpected manner, the Fund may not achieve the anticipated benefits of options and stock index futures contracts or may realize losses and, thus, be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the prices of such instruments and movements in the price of securities being hedged or used for cover will not be perfect and could produce unanticipated losses. The Fund’s ability to dispose of its position in options and stock index futures will depend on the availability of liquid markets in these instruments. No assurance can be given that the Fund will be able to close a particular option or stock index futures position.

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          Lending of Portfolio Securities. The Fund may seek to increase income by lending portfolio securities. Under present regulatory policies, such loans are required to be secured continuously by collateral consisting of liquid assets maintained in an amount at least equal to the market value of the securities loaned. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund will be exposed to the risk that the sale of any collateral realized upon the borrower’s default will not yield proceeds sufficient to replace the loaned securities. The Fund has the right to call such a loan and obtain the securities loaned or equivalent securities at any time on five days’ notice. During the existence of a loan, the Fund will receive the income earned on investment of the collateral. Any such investment on collateral will be subject to the Fund’s investment risks. The Fund may lend portfolio securities to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act. The aggregate value of the securities loaned by the Fund may not exceed 33 1/3% of the value of the Fund’s net assets (including collateral for any stock loaned).

          Investments in Other Investment Companies. The Fund may invest in the securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act or the rules and regulations thereunder  (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.  The Fund does not generally intend to invest in other investment companies except as disclosed in the prospectus.

          Exchange-Traded Funds. Exchange-traded funds (“ETFs”) are exchange-traded investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. The market prices of index-based investments will fluctuate in accordance with both changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which their shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of their shares may differ from the NAV of the particular fund. As a shareholder in an investment company, the Fund would bear its ratable share of that entity’s expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

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CERTAIN FUND POLICIES

          The following restrictions may not be changed without a vote of a majority of the Fund’s outstanding voting securities. The approval of a majority of the Fund’s outstanding voting securities means the affirmative vote of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

          As a matter of fundamental policy, the Fund may not:

          (a) concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

          (b) issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

          (c) make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

          (d) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

          (e) purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts; or

          (f) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

Non-Fundamental Investment Policy

          The Fund may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the Commission under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

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DISCLOSURE OF PORTFOLIO HOLDINGS

Public Disclosure

           The Fund is required by the SEC to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with each fund’s annual and semi-annual reports on form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters. These filings are generally available within sixty days of the end of the Fund’s fiscal quarter. Until such time as this information is filed, it will be Nonpublic Holdings Information, as defined below, and subject to the Fund’s procedures regarding the disclosure of Nonpublic Holdings Information.

Nonpublic Disclosure

           The Fund’s Board of Trustees has adopted policies and procedures (the “Disclosure Policies”), which prohibit the release of information concerning portfolio holdings, or information derived therefrom (“Nonpublic Holdings Information”), that has not been made public on the Fund’s website or through SEC filings.  Within 15 business days of each calendar quarter-end, the Fund discloses its complete portfolio holdings on the Fund’s website at www.keystonefunds.com. Different exceptions to this prohibition are made depending on the type of third party that receives the Nonpublic Holdings Information. The Disclosure Policies are designed to prevent the use of portfolio holdings information to trade against the Fund, or otherwise use the information in a way that would harm the Fund, and to prevent selected investors from having nonpublic information that will allow them to make advantageous decisions with respect to purchasing and selling Fund shares.

           Disclosure within the Adviser and to Fund Trustees. Nonpublic Holdings Information and information derived therefrom may be provided to any individuals employed by the Adviser and who have a need to know the information, such as investment, compliance, and operations personnel, without prior approval. The Adviser’s employees are bound by the Disclosure Policies and by the Adviser’s Code of Ethics which precludes them from trading on the basis of Nonpublic Holdings Information.

           Nonpublic Holdings Information and information derived therefrom also may be provided to Fund Trustees and certain Fund service providers, such as counsel, as part of the materials for regular or special Board of Trustees meetings without prior approval. These parties have pre-existing fiduciary duties or duties of confidentiality arising from the Fund’s Code of Ethics or from established rules of professional responsibility and ethical conduct. These parties are not required to enter into written confidentiality agreements prior to receipt of Nonpublic Holdings Information, and therefore, the Fund would be precluded from pursuing a breach of contract claim against such a party if that party misused Nonpublic Holdings Information.

           Disclosure to Fund Service Providers and Prospective Service Providers. Nonpublic Holdings Information may be provided to organizations that provide or propose to provide services to the Fund, such as custodians, administrators, transfer agents, securities lending agents, outside accountants, outside counsel, proxy voting organizations, financial printers, pricing services and the like, provided that such organization has entered into a written agreement with the Fund to maintain the information in confidence and use the information only for the purpose for which it is provided, and not to trade on the basis of such information. Before Nonpublic Holdings Information is provided to a new service provider or a prospective service provider, the Fund’s Chief Compliance Officer must approve the provision of the information as being made strictly on a need to know basis and in the best interest of the fund involved. Any such determination made during a calendar quarter shall be reported to the Fund’s Board of Trustees at the next quarterly meeting.

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           Disclosure to Investors, Prospective Investors, and Investor Consultants. Nonpublic Holdings Information may not be provided to investors, prospective investors or investor consultants without prior approval of the Fund’s Chief Compliance Officer. The Chief Compliance Officer will only approve such disclosure after (1) concluding that disclosure is in the best interests of the Fund and its shareholders, (2) considering any conflict of interest  between the Fund and its shareholders on the one hand and the Adviser on the other hand, and (3) the recipient has agreed in writing to maintain the confidentiality of the Nonpublic Holdings Information and not to trade on the basis of any such information that is material nonpublic information. If the Chief Compliance Officer determines that there is a conflict of interest between the Fund and its shareholders on the one hand and the Adviser on the other hand, he or she will approve such disclosure only if he or she determines that such conflict is materially mitigated by the execution of a confidentiality agreement and that, despite such conflict of interest, disclosure is in the best interests of the Fund and its shareholders. The Fund’s Chief Compliance Officer is responsible for the creation of a written record that states the basis for the conclusion that the disclosure is in the best interests of the Fund and its shareholders and reporting on such disclosure at the next quarterly Board of Trustees meeting.

           Disclosure to Fund Ranking and Ratings Organizations. Nonpublic Holdings Information may be provided to organizations that provide mutual fund rankings and ratings, such as Morningstar, Lipper, Moody’s, and Standard & Poor’s, and to entities that provide investment coverage and/or analytical information regarding the Fund’s portfolio, provided that the recipient has entered into a written agreement with the Fund to maintain the information in confidence and use the information only for the purpose for which it is provided, and not to trade on the basis of any such information that is material nonpublic information.

           Disclosure as Required by Applicable Law. Nonpublic Holdings Information may be disclosed to any person as required by applicable laws, rules and regulations. For example, such information may be disclosed in response to regulatory requests for information or in response to legal process in litigation matters.

           Disclosure of Limited Holdings. Portfolio managers, analysts and other personnel of the Adviser may discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their representatives. In no case will a material number of portfolio holdings be provided that have not yet been filed with the SEC unless the recipient has agreed in writing to maintain the confidentiality of such information and not to trade on the basis of any such information which is material nonpublic information. Materiality is a subjective judgment, however, and there is a risk that information deemed immaterial by the portfolio manager, analyst, or other employee of the Adviser could be used in a manner adverse to the Fund and its shareholders. In addition, brokers and dealers may be provided with individual portfolio holdings in order to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the Fund’s regular pricing services) or in connection with portfolio transactions.

           No Compensation or Consideration. Neither the Fund, nor its Adviser or any director, officer or employee of either will solicit or accept any compensation or other consideration in connection with the disclosure of Nonpublic Holdings Information.

           The Fund’s Chief Compliance Officer must provide a quarterly report to the Fund’s Board of Trustees addressing these policies and procedures.

MANAGEMENT OF THE FUND

           The Fund has a Board of Trustees. Each Trustee will serve until that person resigns and/or a successor is elected and qualified. The Board is responsible for the overall management of the Fund, including general supervision and review of the Fund’s investment activities. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund’s day-to-day operations. The name, age and address of the officers and Board members, as well as their positions with the Fund, and principal occupations during the past five years are shown below.  The Fund is the only portfolio overseen by each Trustee.

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Independent Trustees

Name, Year of Birth and Address	Length of Time Served*	Principal Position	Occupation During Past Five Years	Other Directorships Served**
John H. Grunewald 1936 7101 West 78th Street, Suite 201 Bloomington, MN 55439	Since inception	Trustee	Retired	Director, Nash Finch Company Director, Renaissance Learning, Inc.

Daniel R. Luthringshauser 1935 7101 West 78th Street, Suite 201 Bloomington, MN 55439	Since inception	Trustee	Principal and Senior Executive, DRL International, 1998- Present	None

Clifford L. Olson 1946 7101 West 78th Street, Suite 201 Bloomington, MN 55439	Since May 24, 2007	Trustee	President, Casson Group, Inc., 1993- Present	None

Interested Trustee and Fund Officers

Name, Year of Birth and Address	Length of Time Served*	Principal Position	Occupation During Past Five Years	Other Directorships Served**

Andrew S. Wyatt 1961 7101 West 78th Street, Suite 201 Minneapolis, MN 55439	Since inception	Trustee, President	Chief Executive Officer, Cornerstone Capital Management, Inc., 1993-Present	None

Thomas Kamp 1961 7101 West 78th Street, Suite 201 Minneapolis, MN 55439	Since inception	Vice President, Investments	Chief Investment Officer, Cornerstone Capital Management, Inc., 2006-Present Senior Vice President, Alliance Capital Management LP, 1993- 2006	**

Michael P. Eckert 1955 7101 West 78th Street, Suite 201 Minneapolis, MN 55439	Since inception	Chief Compliance Officer, Treasurer	Senior Vice President, Cornerstone Capital Management, Inc., 2005-Present Vice President, Sit Investment Associates, Inc., 1989-2005	**
__________________________
*Each of the Fund’s officers was appointed at the Fund’s initial organizational meeting on June 8, 2006.
** N/A for Fund officers.

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Interested Board Trustees and Fund officers are not compensated by the Fund.  The Fund pays independent Board Trustees $8000 per year. The following table provides the total fees paid to independent Board Trustees by the Fund.

Name	Aggregate Compensation from the Fund1
Clifford L. Olson	$8000
John H. Grunewald	$8000
Daniel R. Luthringshauser	$8000

__________________________
1  For the fiscal year ending June 30, 2009.  None of the Trustees is currently entitled to pension or retirement benefits accrued as part of Fund expenses or any estimated annual benefit upon retirement.

           Independent Board Trustees are reimbursed by the Fund for expenses incurred in connection with attending board meetings.

            The following tables provide the estimated dollar range of equity securities beneficially owned by the Trustees of the Fund on December 31, 2008.

Name	Dollar Range of Shares in the Fund
Andrew S. Wyatt	$10,001-$50,000
John H. Grunewald	None
Daniel R. Luthringshauser	Over $100,000
Clifford L. Olson	None

Board Committee

            The Board has created an audit committee whose members consist of Mr. Grunewald, Mr. Luthringshauser, and Mr. Olson, each of whom is an independent trustee. The primary functions of the audit committee are to select the independent registered public accounting firm to be retained to perform the annual audit of the Fund, to review the results of the audit, to review the Fund’s internal controls, to approve in advance all permissible non-audit services performed by the independent auditors and to review certain other matters relating to the Fund’s independent registered public accounting firm and financial records.  The audit committee met twice during the fiscal year ended June 30, 2009.  The Board has no other committees.

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Code of Ethics

           The Fund, the Adviser and the Distributor have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. Under the codes of ethics, employees who are designated as access persons may engage in personal securities transactions, but are restricted from purchasing securities that are being considered for the Fund or that are currently held by the Fund. The personal securities transactions of access persons of the Fund and the Adviser will be governed by the codes of ethics. The codes of ethics are on file with, and available from, the SEC.

Proxy Voting Policies and Procedures

           The Board has formally delegated to the Adviser the responsibility for making all proxy voting decisions in relation to portfolio securities held by the Fund. The Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser’s Investment Policy Committee (the “Committee”) is responsible for overseeing the Adviser’s proxy voting process for the Fund.

                In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services (“ISS”), a wholly owned subsidiary of RiskMetrics Group ("RiskMetrics"), to analyze proxy statements on behalf of the Fund and the Adviser’s other clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS/RiskMetrics’s proxy voting activities. If a proxy has been voted for the Fund, ISS/RiskMetrics will create a record of the vote.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge, upon request, by calling 1-866-596-FUND; and (2) on the SEC’s website at www.sec.gov.  Any such information requested will be sent within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery. Cornerstone will file with the SEC the Fund’s proxy voting record for the 12-month period ended June 30th of each year no later than August 31st of such year via Form N-PX.

                The Procedures contain a general guideline stating that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management’s position when it runs counter to its specific proxy guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the Fund and its shareholders.

The Guidelines are the RiskMetrics Group 2009 Proxy Guidelines, which have been adopted by the Adviser. A summary of the Guidelines are provided below. The Adviser considers each proxy it receives and votes such proxy based on what the Adviser believes is in the best interests of the Fund and its shareholders. To the extent the Adviser does not vote in accordance with the Proxy Guidelines, the Adviser will document the rationale for its voting decision.

Because the Board has delegated proxy voting to the Adviser and because of the size and nature of the Adviser’s business, the Fund is not expected to encounter any conflict of interest issues regarding proxy voting. If a material conflict of interest does exist, it will be addressed in one of the following ways:

1.	The proxy will be voted according to the Guidelines, provided that the proposal at issue is not one which the Guidelines require to be considered on a case-by-case basis.

2.	In conflict situations which cannot be addressed using the Guidelines, the Adviser will follow the recommendation of ISS/RiskMetrics or another third party proxy voting service.

3.
If neither of the previous two procedures provides an appropriate voting recommendation, the Adviser may retain an independent fiduciary to advise the Adviser on how to vote the proposal or the Adviser may abstain from voting.

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All conflicts and their resolution shall be specifically documented.

     The RiskMetrics Group 2009 Proxy Guidelines are as follows.

1. Operational Items:

Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:
● An auditor has a financial interest in or association with the company, and is therefore not independent;
● There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
● Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
● Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:
● Non-audit (“other”) fees exceed audit fees + audit-related fees + tax compliance/preparation fees

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:
● The tenure of the audit firm;
● The length of rotation specified in the proposal;
● Any significant audit-related issues at the company;
● The number of Audit Committee meetings held each year;
● The number of financial experts serving on the committee; and
● Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors:

Voting on Director1 Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis.

● Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:
–Degree to which absences were due to an unavoidable conflict;
– Pattern of absenteeism; and
–Other extraordinary circumstances underlying the director’s absence;
● Sit on more than six public company boards;
● Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.

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Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:
● The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;
● The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;
● The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;
● The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);
● The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);
● The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
● At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;
● The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election- any or all appropriate nominees (except new) may be held accountable;
● The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:
● The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
● The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
● The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;
● The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:
● The non-audit fees paid to the auditor are excessive;
● The company receives an adverse opinion on the company’s financial statements from its auditor; or
● There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-by-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are indentified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

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Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:
● There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);
● The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
● The company fails to submit one-time transfers of stock options to a shareholder vote;
● The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
● The company has backdated options (see “Options Backdating” policy);
The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:
The company maintains the following counterbalancing features:
● Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:
–presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;
–serves as liaison between the chairman and the independent directors;
–approves information sent to the board;
–approves meeting agendas for the board;
–approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;
–has the authority to call meetings of the independent directors;
– if requested by major shareholders, ensures that he is available for consultation and direct communication;
● Two-thirds independent board;
● All independent key committees;
● Established governance guidelines;
● A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;
● The company does not have any problematic governance or management issues, examples of which include, but are not limited to:
–Egregious compensation practices;
–Multiple related-party transactions or other issues putting director independence at risk;
–Corporate and/or management scandals;
–Excessive problematic corporate governance provisions; or
–Flagrant board or management actions with potential or realized negative impact on shareholders.

Majority Vote Shareholder Proposals
Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carveout for a plurality vote standard when there are more nominees than board seats.

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Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that provides guidelines so that the company will promptly address the situation of a holdover director.

Performance/Governance Evaluation for Directors
Vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers, measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).

Evaluate board accountability and oversight at companies that demonstrate sustained poor performance.
Problematic provisions include but are not limited to:
● a classified board structure;
● a supermajority vote requirement;
● majority vote standard for director elections with no carve out for contested elections;
● the inability of shareholders to call special meetings;
● the inability of shareholders to act by written consent;
● a dual-class structure; and/or
● a non-shareholder approved poison pill.

If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, also take into consideration the company’s five-year total shareholder return and five-year operational metrics in the evaluation.

3. Proxy Contests

Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
● Long-term financial performance of the target company relative to its industry;
● Management’s track record;
● Background to the proxy contest;
● Qualifications of director nominees (both slates);
● Strategic plan of dissident slate and quality of critique against management;
● Likelihood that the proposed goals and objectives can be achieved (both slates);
● Stock ownership positions.

Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:
● The election of fewer than 50% of the directors to be elected is contested in the election;
● One or more of the dissident’s candidates is elected;
● Shareholders are not permitted to cumulate their votes for directors; and
● The election occurred, and the expenses were incurred, after the adoption of this bylaw.

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4. Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations
Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposal.

Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
● Shareholders have approved the adoption of the plan; or
● The board, in exercising its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this “fiduciary out” will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
● No lower than a 20% trigger, flip-in or flip-over;
● A term of no more than three years;
● No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
● Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors should be considered:
● the trigger (NOL pills generally have a trigger slightly below 5%);
● the value of the NOLs;
● the term;
● shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and
● other factors that may be applicable.

In addition, vote WITHHOLD/AGAINST the entire board of directors, (except new nominees, who should be considered on a CASE-by-CASE basis) if the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to a shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

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5. Mergers and Corporate Restructurings

Overall Approach
For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

● Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
● Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
● Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
● Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
● Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the “RMG Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
● Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals
Evaluate management or shareholder proposals to change a company’s state of incorporation on a CASE-BYCASE basis, giving consideration to both financial and corporate governance concerns including the following:
● Reasons for reincorporation;
● Comparison of company’s governance practices and provisions prior to and following the reincorporation; and
● Comparison of corporation laws of original state and destination state

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

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7. Capital Structure
Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance.

Take into account company-specific factors which include, at a minimum, the following:
● Specific reasons/ rationale for the proposed increase;
● The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;
● The board’s governance structure and practices; and
● Risks to shareholders of not approving the request.

Vote FOR proposals to approve increases beyond the allowable cap when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Preferred Stock
Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance.

Take into account company-specific factors which include, at a minimum, the following:
● Specific reasons/ rationale for the proposed increase;
● The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;
● The board’s governance structure and practices; and
● Risks to shareholders of not approving the request.

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

8. Executive and Director Compensation

Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
● The total cost of the company’s equity plans is unreasonable;
● The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;
● The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;
● The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;
● The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or
● The plan is a vehicle for poor pay practices.

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Poor Pay Practices
Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withhold vote recommendations:
● Egregious employment contracts — Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;
● Excessive perks/tax reimbursements:
– Overly generous perquisites, which may include, but are not limited to the following: personal use of corporate aircraft, personal security system maintenance and/or installation, car allowances;
– Reimbursement of income taxes on executive perquisites or other payments;
– Perquisites for former executives, such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;
Abnormally large bonus payouts without justifiable performance linkage or proper disclosure — Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;
● Egregious pension/SERP (supplemental executive retirement plan) payouts:
– Inclusion of additional years of service not worked that result in significant payouts;
– Inclusion of performance-based equity awards in the pension calculation;
● New CEO with overly generous new hire package:
– Excessive “make whole” provisions;
– Any of the poor pay practices listed in this policy;
● Excessive severance and/or change in control provisions:
– Inclusion of excessive change in control or severance payments, especially those with a multiple in excess of 3X cash pay;
– Payments upon an executive’s termination in connection with performance failure;
– Change in control payouts without loss of job or substantial diminution of job duties (singletriggered);
– New or materially amended employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package;
– Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;
– New or materially amended employment or severance agreements that provide for an excise tax gross-up. Modified gross-ups would be treated in the same manner as full gross-ups;
– Perquisites for former executives such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;
● Dividends or dividend equivalents paid on unvested performance shares or units;
● Poor disclosure practices:
–Unclear explanation of how the CEO is involved in the pay setting process;
–Retrospective performance targets and methodology not discussed;
–Methodology for benchmarking practices and/or peer group not disclosed and explained;
● Internal Pay Disparity:
–Excessive differential between CEO total pay and that of next highest paid named executive officer (NEO);
● Options backdating (covered in a separate policy);
● Other excessive compensation payouts or poor pay practices at the company.

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Other Compensation Proposals and Policies

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals
Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.

For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices:

Relative Considerations:
● Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;
● Evaluation of peer groups used to set target pay or award opportunities;
● Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);
● Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

Design Considerations:
● Balance of fixed versus performance-driven pay;
● Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

Communication Considerations:
● Evaluation of information and board rationale provided in CD&A about how compensation is determined
(e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);
● Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

Employee Stock Purchase Plans— Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
● Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
● Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
● Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
● No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:
● Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
● Rationale for the re-pricing—was the stock price decline beyond management’s control?
● Is this a value-for-value exchange?
● Are surrendered stock options added back to the plan reserve?
● Option vesting—does the new option vest immediately or is there a black-out period?
● Term of the option—the term should remain the same as that of the replaced option;
● Exercise price—should be set at fair market or a premium to market;
● Participants—executive officers and directors should be excluded.

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If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal.

The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time.

Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing.

Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Golden Coffins/Executive Death Benefits
Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broadbased employee population is eligible.

Share Buyback Holding Periods
Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Ownership or Holding Period Guidelines
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy.

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The following factors will be taken into account:
● Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
–Rigorous stock ownership guidelines, or
–A holding period requirement coupled with a significant long-term ownership requirement, or
–A meaningful retention ratio,
● Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.
● Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

Tax Gross-Up Proposals
Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

9. Corporate Social Responsibility (CSR) Issues

Overall Approach
When evaluating social and environmental shareholder proposals, RMG considers the following factors:
● Whether adoption of the proposal is likely to enhance or protect shareholder value;
● Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;
● The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
● Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;
● Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
● Whether the company’s analysis and voting recommendation to shareholders are persuasive;
● What other companies have done in response to the issue addressed in the proposal;
● Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
● Whether implementation of the proposal’s request would achieve the proposal’s objectives;
● Whether the subject of the proposal is best left to the discretion of the board;
● Whether the requested information is available to shareholders either from the company or from a publicly available source; and
● Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Genetically Modified Ingredients
Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:
● The company’s business and the proportion of it affected by the resolution;
● The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and
● Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.

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Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.

Pharmaceutical Pricing, Access to Medicines, and Product Reimportation
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company report on their product pricing policies or their access to medicine policies, considering:
● The nature of the company’s business and the potential for reputational and market risk exposure;
● The existing disclosure of relevant policies;
● The company’s existing, relevant initiatives to provide research and/or products to disadvantaged consumers;
● Whether the proposal focuses on specific products or geographic regions; and
● The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits
Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.
Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Climate Change
Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments considering whether:
● The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
● The company’s level of disclosure is at least comparable to that of industry peers; and
● There are no significant, controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Lobbying Expenditures/Initiatives
Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering:
● Significant controversies, fines, or litigation surrounding a company’s public policy activities,
● The company’s current level of disclosure on lobbying strategy, and
● The impact that the policy issue may have on the company’s business operations.

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Political Contributions and Trade Association Spending
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
● There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
● The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:
● Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and
● The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor and Human Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed. Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:
● The degree to which existing relevant policies and practices are disclosed;
● Whether or not existing relevant policies are consistent with internationally recognized standards;
● Whether company facilities and those of its suppliers are monitored and how;
● Company participation in fair labor organizations or other internationally recognized human rights initiatives;
● Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
● Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
● The scope of the request; and
● Deviation from industry sector peer company standards and practices.

Sustainability Reporting
Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:
● The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or
● The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame

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OWNERSHIP OF FUND SHARES

           As of September 30, 2009, the Trustees and officers of the Trust as a group owned 4.67 % of the Trust’s total outstanding shares.

Generally, any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a Portfolio is presumed to control that Portfolio.  A person who controls a Portfolio may be able to determine the outcome of any matter submitted to a vote of shareholders.  The following shareholders owned of record or beneficially 25% or more of the indicated Portfolio’s shares outstanding as of September 30, 2009:

Name of 25% Shareholder	Percent Ownership

Prudential Investment Management Service	35.82%
Gateway Center 3 – 11th Floor
100 Mulberry Street
Newark, NJ 07102-4056

Edward D Jones & Co.	32.92%
201 Progress Parkway
Maryland Heights, MO 63043-3003

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The following shareholders owned of record or beneficially 5% or more of the indicated Portfolio’s class of shares outstanding as of September 30, 2009:

Class	Name of 5% Shareholder	Percent Ownership
A	Prudential Investment Management Service	35.95%
	For the Benefit of Mutual Fund Clients

A	Edward D Jones & Co.	33.04%
	For the Benefit of its Customers

A	Charles Schwab & Co., Inc.	22.43%
	For the Benefit of its Customers

C	Oppenheimer & Co., Inc.	16.16%
	For the Benefit of its Customers

C	First Clearing, LLC	11.30%
	For the Benefit of its Customers

C	RBC Capital Markets Corp.	9.73%
	For the Benefit of its Customers

C	RBC Capital Markets Corp.	9.64%
	For the Benefit of its Customers

C	RBC Capital Markets Corp.	6.39%
	For the Benefit of its Customers

C	RBC Capital Markets Corp.	5.52%
	For the Benefit of its Customers

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

           The Fund’s investment adviser is Cornerstone Capital Management, Inc., which is located at 7101 West 78th Street, Suite 201, Bloomington, MN 55439.  Andrew S. Wyatt, who is a Trustee and President of the Fund, owns a majority of the Adviser and is deemed to control it.  Mr. Wyatt is Chief Executive Officer and a director of the Adviser.  Thomas G. Kamp, the Fund’s Vice President, Investments, is also an owner of the Adviser and its President and Chief Investment Officer.  Subject to the general supervision of the Board of Trustees, the Adviser provides investment advisory services to the Fund pursuant to the Advisory Agreement between the Fund and the Adviser.

           The Adviser provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The Adviser also selects the brokers who execute the Fund’s portfolio transactions. The Adviser provides periodic reports to the board, which reviews and supervises the Adviser’s investment activities. To protect the Fund, the Adviser and its officers, directors and employees are covered by fidelity insurance.  The Advisory Agreement remains in effect for a period of two years from the date of its effectiveness. Subsequently, the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party.  The Advisory Agreement was most recently approved at the Board meetings held on May 14, 2009 and June 1, 2009.

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           The Advisory Agreement is terminable without penalty by the Board or by majority vote of the Fund’s outstanding voting securities (as defined by the 1940 Act) on 60 days’ written notice by either party and will terminate automatically upon assignment.

              The Adviser manages other client accounts and anticipates that it will manage other pooled investment vehicles in the future.  The Adviser may give advice and take action with respect to any of the other funds or client accounts it manages, or for its own account, that may differ from action taken by the Adviser on behalf of the Fund. Similarly, with respect to the Fund, the Adviser is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the Adviser and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The Adviser is not obligated to refrain from investing in securities held by the Fund or other funds it manages.

           The Fund pays the Adviser a fee equal to an annual rate of  0.70% of the average daily net assets of the Fund.  The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement.

The Fund is responsible for its own operating expenses.  Pursuant to an Expense Limitation Agreement, the Adviser has agreed to reduce its fees and/or pay expenses of the Fund to ensure that the total amount of Fund normal operating expenses for Class A shares does not exceed 1.50%, for Class C shares does not exceed 2.20% , and for Class I shares does not exceed 1.20%, of the Fund’s average daily net assets until October 31, 2010.  The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.  Any such reimbursement will be reviewed and approved by the Board of Trustees.  The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses.  In addition, any such reimbursement from the Fund to the Adviser will be subject to the applicable limitation on Fund expenses.

Advisory fees paid by the Fund to the Adviser amounted to $629,338 for the fiscal period ending June 30, 2009.  Advisory fees for the same period would have been $669,539 without the Expense Limitation Agreement.

Distributor and Distribution Plan

           Quasar Distributors, LLC (the “Distributor”), 615 E. Michigan Street, Milwaukee, Wisconsin 53202, acts as distributor for the Fund.  The Distributor offers shares of the Fund on a continuous basis, reviews advertisements of the Fund and acts as liaison for the Fund’s broker-dealer relationships. The Distributor is not obligated to sell any certain number of shares of the Fund.  The Distribution Agreement is effective for an initial term of one year and shall continue in effect for successive one-year periods, provided such continuance is specifically approved at least annually by the Board of Trustees or vote of a majority of outstanding shares of the Fund.  The Distributor is a Delaware limited liability company that is wholly owned by U.S. Bancorp.

           Rule 12b-1 under the Investment Company Act provides that any payments made by the Fund (or any Class thereof) in connection with the distribution of its shares must be pursuant to a written plan describing all material aspects of the proposed financing of distribution and that any agreements entered into in furtherance of the plan must likewise be in writing. In accordance with Rule 12b-1, the Fund has adopted a separate 12b-1 Distribution Plan for each of its Class A and Class C shares.

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           Rule 12b-1 requires that the Distribution Plans (the “Plans”) and the Distribution Agreement be approved initially, and thereafter at least annually, by a vote of the Board of Trustees, including a majority of the independent trustees who have no direct or indirect interest in the operation of the Plans or in any agreement relating to the Plans, cast in person at a meeting called for the purpose of voting on the Plan or agreement. Rule 12b-1 requires that each Distribution Agreement and each Plan provide, in substance:

          (a) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in the preceding paragraph;

          (b) that any person authorized to direct the disposition of moneys paid or payable by the Fund pursuant to the Plan or any related agreement shall provide to the Board of Trustees, and the Trustees shall review, at     least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and

          (c) in the case of a Plan, that it may be terminated at any time by a vote of a majority of the members of the Board of Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan or by a vote of a majority of the outstanding voting shares of each affected Class or Classes of the Fund’s shares.

           Rule 12b-1 further requires that none of the Plans may be amended to increase materially the amount to be spent for distribution without approval by the shareholders of the affected Class or Classes and that all material amendments of the Plan must be approved in the manner described in the paragraph preceding clause (a) above.

           Rule 12b-1 provides that a Fund may rely upon Rule 12b-1 only if the selection and nomination of the independent trustees are committed to the discretion of the independent trustees. Rule 12b-1 provides that a Fund may implement or continue the Plans only if the trustees who vote to approve the implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and (b) of the Investment Company Act, that there is a reasonable likelihood that each Plan will benefit the Fund and its shareholders. The Board of Trustees has concluded that there is a reasonable likelihood that the Distribution Plans will benefit the Fund and its shareholders.

           Under the Plan, each of Class A and Class C of the Fund pays the Distributor a service fee equal on an annual basis to 0.25% of the average daily net assets attributable to each Class. This fee is designed to compensate the Distributor and certain broker-dealers and financial institutions with which the Distributor has entered into selling arrangements for the provision of certain services to the holders of Fund shares, including, but not limited to, answering shareholder questions, providing shareholders with reports and other information and providing various other services relating to the maintenance of shareholder accounts.

           Under the Plan, each of Class A and Class C of the Fund provides for the additional payment of a distribution fee to the Distributor, equal on an annual basis to 0.05% and 0.75%, respectively, of the average daily net assets attributable to such Class. This fee is designed to compensate the Distributor for advertising, marketing, and distributing the Class A and Class C shares, including the provision of initial and ongoing sales compensation to the Distributor’s sales representatives and to other broker-dealers and financial institutions with which the Distributor has entered into selling arrangements.

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The following table sets forth the 12b-1 fees paid for the fiscal year ended June 30, 2009.  All of these fees were paid out as compensation to broker-dealers.

CLASS A	$285,777
CLASS C	$3,894

           Class I is not subject to the Plan.

The Plans require the Fund and the Distributor to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the Plan and identifying the activities for which those expenditures were made.

Administration, Fund Accounting and Transfer Agency Services

           U.S. Bancorp Fund Services, LLC (“USBFS”) serves as Fund Administrator pursuant to a Fund Administration Servicing Agreement with the Fund. As such USBFS provides all necessary bookkeeping, shareholder recordkeeping services and share transfer services to the Fund.  Under the Fund Administration Servicing Agreement, USBFS receives an administration fee from the Fund at an annual rate of 9 basis points on the first $300 million, 8 basis points on the next $500 million, and 5 basis points on the balance of fund assets.  Fees are billed to the Fund on a monthly basis.   For the fiscal year ended June 30, 2009, the Fund incurred fees of $94,096 payable to the USBFS pursuant to the Administration Agreement.

           USBFS serves as Fund Accountant and Transfer Agent to the Fund pursuant to a Fund Accounting Servicing Agreement and a Transfer Agent Servicing Agreement. Under the Fund Accounting Servicing Agreement, USBFS will provide portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting services and compliance control services. USBFS will receive a fund accounting fee which will be billed on a monthly basis.   For the fiscal year ended June 30, 2009, the Fund incurred fees of $47,709 payable to USBFS pursuant to the Fund Accounting Servicing Agreement.

           Under the Transfer Agent Servicing Agreement, USBFS will provide all of the customary services of a transfer agent and dividend disbursing agent including, but not limited to: (1) receiving and processing orders to purchase or redeem shares; (2) mailing shareholder reports and prospectuses to current shareholders; and (3) providing blue sky services to monitor the number of Fund shares sold in each state. USBFS will receive a transfer agent fee which will be billed on a monthly basis.

Custodian

        U.S. Bank, National Association, 1555 N. River Center Drive, Suite 302, serves as the Fund’s custodian (the “Custodian”). The Custodian is responsible for, among other things, safeguarding and controlling the Fund’s cash and securities. The Fund pays a monthly fee at the annual rate of 1 basis point on the first $200 million, .75 basis points on the next $800 million, and .5 basis points on the balance of fund assets.  The Custodian is affiliated with the Distributor and USBFS.

 Independent Registered Public Accounting Firm

            The financial statements contained in the Fund’s Annual Report will be audited by the independent registered public accounting firm, Ernst & Young LLP, 220 South Sixth Street, Suite 1400, Minneapolis, MN 55402. The independent registered public accounting firm will provide other auditing and tax-related services as requested by the Fund.

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PORTFOLIO MANAGER INFORMATION

           Thomas G. Kamp is primarily responsible for the management of the Fund’s portfolio and has responsibility for the day-to-day management of the Fund.

Other Accounts Managed

           The following table provides information relating to other accounts managed by the portfolio manager as of June 30, 2009. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.

	Number of Other Accounts Managed And Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Thomas G. Kamp	0	0	17 $ 472,331,365	0	0	0

Conflicts that Exist as a Result of Managing Other Accounts

           As an investment adviser and fiduciary, the Adviser owes its clients and Fund shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in  the area of employee personal trading, managing multiple accounts for multiple clients, including the Fund, and allocating investment opportunities.  Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Time Management. The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund and/or other accounts.  The Adviser seeks to manage such competing interests for the time and attention of a portfolio manager by having a portfolio manager focus on a particular investment discipline.  Most other accounts managed by the portfolio manager are managed using the same investment model that is used in connection with the management of the Fund.

Employee Personal Trading. The Adviser has adopted a Code of Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the Funds.  The Adviser’s Code of Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser.

Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including pension plans, separate accounts, collective trusts and charitable foundations.  In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No client accounts currently feature a performance fee, so there is no incentive to favor such accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

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Allocating Investment Opportunities. The Adviser has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons. The Adviser’s procedures are also designed to prevent potential conflicts of interest that may arise when managing multiple accounts, including the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities.

Broker  Selection.   With  respect  to  securities   transactions  for  the Fund, the Adviser  determines  which  broker to use to  execute  each order,  consistent with its duty to seek best execution of the transaction. However, with  respect  to  certain  other  accounts  (such  as  separate accounts),  the Adviser  may be limited by the client  with  respect to the selection  of  brokers  or may be  instructed  to direct  trades  through a particular broker. In these cases,  the Adviser may place separate,  non-simultaneous,  transactions  for the Fund and another  account which may  temporarily  affect  the  market  price of the  security  or the execution of the transaction, or both, to the detriment of the Fund or the other account.

Compensation

           The following describes the structure and method of calculating the portfolio manager’s compensation as of June 30, 2009.

           The Adviser offers all employees a competitive base salary plus a variable annual bonus (incentive compensation). The firm has established a bonus pool which is used to compensate employees for their contributions to the success of specific investment products and the overall organization. On a periodic basis, each employee is evaluated and the management team makes the final determination of the amount to be allocated to each individual. The Adviser’s portfolio manager for the Fund is an owner of the Adviser. His compensation consists of a competitive base salary, a discretionary bonus determined by the Adviser, and the portfolio manager’s share of overall firm profits. The portfolio manager’s bonus is determined by a number of factors. One factor is performance of the Fund relative to expectations for how the Fund should have performed, given its objectives, policies, strategies and limitations, and the market environment during the measurement period.  This performance factor is not based on the value of assets held in the Fund’s portfolio.  The performance factor depends on how the portfolio manager performs relative to the Fund’s benchmark and the Fund’s peer group, over various time periods.  Additional factors include the portfolio manager’s contributions to the investment management function overall, contributions to the development of other investment professionals and supporting staff, and overall  contributions to strategic planning and decisions for the Adviser.

           As of June 30, 2009, Mr. Kamp beneficially owned the following dollar range of equity securities in the Fund:  Over $1,000,000.

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PORTFOLIO TRANSACTIONS:  BROKERAGE ALLOCATIONS AND OTHER PRACTICES

           As a fiduciary, the Adviser has an obligation to seek to obtain the best execution of client transactions under the circumstances of the particular transaction.  Generally, equity trading orders are processed and executed in the order received.  The Adviser provides investment advisory services to many different types of client accounts.  Certain portfolio management decisions may affect more than one account, for example when the Adviser decides to take an investment action with respect to all of the accounts we manage.  This results in multiple trading orders relating to the same security but for different client accounts.  In these cases, the Adviser may combine or aggregate purchase or sale orders for more than one client when the Adviser believes such aggregation is consistent with its duty to seek best execution.  Such aggregation may be able to reduce commission costs or market impact on a per-share and per-dollar basis, because larger orders tend to have lower commission costs. The decision to aggregate is only made after the Adviser determines that: it does not intentionally favor any account over another; it does not systematically advantage or disadvantage any account; the Adviser does not receive any additional compensation or remuneration solely as the result of the aggregation; and each participating account will receive the average share price and will share pro rata in the transaction costs. However, there may be occasions when clients may pay disparate transaction costs due to minimum charges per account imposed by either the broker effecting the transaction or the client’s custodian.  If there is an open order and a subsequent similar order for the same security for a different account is received by the Adviser’s trading desk, such subsequent order will generally be aggregated with any remainder of the original order consistent with the considerations set forth above.

           From time to time an aggregated order involving multiple accounts does not receive sufficient securities to fill all of the accounts.  If an aggregated order cannot be filled in one day (a “partial fill”), the executed portion of the order is allocated to the participating accounts pro rata on the basis of order size, subject to certain exceptions.

           The Adviser may determine that an order will not be aggregated with other orders for a number of reasons.  These reasons may include: the account’s governing documents do not permit aggregation; a client has directed that trades be executed through a specific broker-dealer; aggregation is impractical because of specific trade directions received from the portfolio manager, e.g., a limit order; the order involves a different trading strategy; or if the Adviser otherwise determines that aggregation is not consistent with seeking best execution.

           When the Adviser determines that multiple orders cannot be aggregated, the Adviser has adopted procedures that seek to ensure that client account orders are treated fairly and equitably over time.  This includes requiring that client order instructions be transmitted to the executing broker at the same time.  The Adviser may use other methods to ensure fair and equitable treatment over time, including rotating the execution order of different categories aggregated client orders.

           From time to time, the Adviser places over-the-counter (“OTC”) transactions with a broker, which executes the trade as agent, rather than as a market-maker in the security.  The Adviser will retain a broker on an OTC trade when the Adviser cannot trade directly with a market-maker or if it is justified under the circumstances and will result in the best price on the trade.  To make this determination, the Adviser will contact several sources, including a market-maker, for price quotations to determine if the broker’s price really is the most favorable under the circumstances.  Under no circumstances does the Adviser “interposition” a broker in such trades for the purpose of generating a commission for such broker.

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           From time to time, the Adviser may effect cross transactions between advisory clients that are not employee benefit plans governed by ERISA.  The Adviser will not receive any compensation for effecting a transaction between advisory clients.  The desire to liquidate, change asset allocation, or otherwise raise cash in a client account may necessitate selling a security that is attractive to another client account.  In order to facilitate the sale of the security, the Adviser may arrange with a third party broker for one of the Adviser’s client accounts to sell the security and one or more of the Adviser’s client accounts to purchase the security.  Such cross transactions will be effected only if, in the Adviser’s judgment, the transaction is beneficial to both the client account(s) selling the security and the client account(s) purchasing the security.  The ability to effect a cross transaction between client accounts may be a conflict of interest for the Adviser and present a conflicting division of loyalty because it provides the Adviser with an opportunity to advantage one client over another.  The Fund has adopted procedures under Rule 17a-7 of the Investment Company Act. These procedures permit purchase and sales transactions to be effected between the Fund and other advisory clients of the Adviser. The Fund may from time to time engage in such transactions in accordance with these procedures. The Adviser’s current intention is for cross transactions to be used on an infrequent basis.

           The Adviser may invest in securities being offered in an initial public offering (“IPO” or “new issue”), if it determines that such an investment is desirable for one or more clients.  In making this judgment, the Adviser generally considers, among other things, a client’s investment objectives, restrictions and tax circumstances; a client’s tolerance for risk and high portfolio turnover; the nature, size and investment merits of the IPO; the size of a client’s account and the client’s cash availability and other holdings; and other current or expected competing investment opportunities that may be available for the account.  Sometimes the demand for new issues exceeds the supply, and the amount of certain new issues made available to the Adviser may be limited.  If the Adviser is not able to obtain the total amount of securities needed to fill all orders, the shares actually obtained are allocated based on percentages determined using a pre-established formula which gives primary weight to the amount of equity assets under management (including cash available for investment on the date the IPO is priced) in the client’s account.  The Adviser then allocates to each participating account the assigned allocation percentage of the amount of the limited availability IPO securities.  To avoid allocations of “odd lot” positions or fractional shares, each client’s allocation is also rounded down to the nearest 100-share lot.  Any unallocated securities remaining are distributed on a random basis in minimum lots of 100 shares to those participating accounts that did not qualify for a 100 share or greater allocation based on their allocation percentage.

           On occasion, a mistake may occur in the execution of a trade. As a fiduciary, the Adviser owes clients duties of loyalty and trust, and as such must treat trade errors in a fair and equitable manner.  Errors may occur for a number of reasons, including human input error, systems error, communications error or incorrect application or understanding of a guideline or restriction.  Examples of errors include, but are not limited to the following:  buying securities not authorized for a client’s account; buying or selling incorrect securities; buying or selling incorrect amounts of securities; and buying or selling in violation of one of our policies.  In correcting trade errors, Adviser does not: make the client account absorb any financial loss due to the trade error; use soft dollars or directed trades to fix the error; or attempt to fix the error using another client account.  To the extent correction of the error results in a loss to the client’s account, Adviser reimburses the account.  To the extent correction of the error results in a gain to the client’s account, Adviser allows the client to keep the benefit.

           It is Adviser’s policy to seek the best execution of client security orders at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to it or its clients.  The best price means the best net price without regard to the mix between purchase or sales price and commissions.

           With respect to a specific order, the Adviser seeks to choose the broker most capable of providing the brokerage services necessary in seeking to obtain the best available price and most favorable execution.  The Adviser notes the particular characteristics of a security to be traded including relevant market factors.  The Adviser will also consider other factors such as: ability to minimize trading costs; level of trading expertise; infrastructure; ability to provide information or services; financial condition; confidentiality provided by broker-dealer; competitiveness of commission rates; evaluations of execution quality; promptness of execution; past history; ability to prospect for and find liquidity; difficulty of trade and security’s trading characteristics; size of order; liquidity of market; block trading capabilities; quality of settlements; specialized expertise; overall responsiveness; and willingness to commit capital.  All of these considerations (and others as relevant) guide the Adviser in selecting the appropriate venue (e.g., an Electronic Communications Network (“ECN”) or Alternative Trading System (“ATS”), a traditional broker, a crossing network, etc.) in which to place an order and the proper tactics with which to trade.

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           In selecting a broker, the Adviser may also consider research or brokerage services provided by the broker-dealer, consistent with the requirements of Section 28(e) of the Securities Exchange Act of 1934, as amended (“Securities Exchange Act”), and related interpretative guidance.

           Subject to the criteria of Section 28(e) of the Securities Exchange Act and regulatory guidance from the SEC, the Adviser may pay a broker a brokerage commission in excess of that which another broker might have charged for effecting the same transaction in recognition of the value of the brokerage and research services provided by the broker.  In other words, the Adviser may use client commissions or “soft dollars” to obtain research or brokerage services that benefit the Adviser and its accounts.  Because the use of client commissions to pay for research or brokerage services for which the Adviser would otherwise have to pay presents a conflict of interest, the Adviser has adopted policies and procedures concerning soft dollars, which addresses all aspects of its use of client commissions and requires that such use be consistent with Section 28(e), provide lawful and appropriate assistance to us in the investment decision-making process, and that the Adviser determine that the value of the research or brokerage service obtained be reasonable in relation to the commissions paid.

           The Adviser may use client commissions to pay for research prepared by broker-dealers who execute client transactions (“proprietary research”), research prepared by third parties but for which executing broker-dealers are obligated to pay (“third-party research”) and certain other research or brokerage services.  The amount of Fund commissions used for such purposes during the fiscal year ended June 30, 2009 is set forth in the table below.

           Research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, technical market information, risk measurement analyses, performance analyses and analyses of corporate responsibility issues.  Such research services may be received in the form of written reports, telephone contacts and personal meetings with securities analysts.  In addition, such research services may be provided in the form of access to various types of computer-generated data, meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives.  Currently, the following services are paid for either totally or in part with client commissions: NYSE Quotes, Dow Jones News, Russell, TheMarkets.com, IBES, Nasdaq Quotes, FactSet, and CallStreet.

           It is possible that research services received for a particular order will not inure to the direct benefit of the client, e.g., the Fund, for which an order is placed.  The Adviser has concluded, however, that the aggregate benefits received from all orders will benefit all of its clients.  Also, to facilitate best execution of trades, the Adviser may take advantage of order and report processing services offered by brokers who otherwise meet the Adviser’s selection criteria.  The Adviser reviews all such research and brokerage services annually to determine the reasonableness of the brokerage allocation and/or price for such services.  Receipt of products or services other than brokerage or research is not a factor in allocating brokerage.

Where the Adviser receives both administrative benefits and research and brokerage services from the services provided by brokers, a good faith allocation between the administrative benefits and the research and brokerage services will be made, and the Adviser will pay for any administrative benefits with cash.  In making good faith allocations between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of the allocation by the Adviser of the costs of such benefits and services between those that primarily benefit the Adviser and those that primarily benefit clients.

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The Adviser may enter into informal arrangements with various brokers whereby, in consideration for providing research services and subject to Section 28(e), the Adviser will allocate brokerage to those firms, provided that the value of any research and brokerage services is reasonable in relation to the amount of commission paid and subject to best execution.  In no case will the Adviser make binding commitments as to the level of the brokerage commissions it will allocate to a broker.  Nor does the Adviser “backstop” or otherwise guarantee any broker’s financial obligation to a third party for such research or services.

           Under no circumstances does the Adviser consider the marketing efforts of broker-dealers on its or the Fund’s behalf or investment opportunities offered by broker-dealers in selecting broker-dealers to execute client trades.  The Adviser also has policies and procedures in place to limit and monitor gifts and entertainment received from third parties, including broker-dealers that do business with the Adviser or wish to do business with the Adviser.

Because the Fund from time-to-time may invest in broker-dealers, it is possible that the Fund will own more than 5% of the voting securities of the voting securities of one or more broker-dealers through whom the Fund placed portfolio brokerage transactions.  In such circumstances, the broker-dealer would be considered an affiliated person of the Fund.  To the extent that the Fund places brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Fund, the Fund will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer.  These rules require the Fund to adhere to procedures adopted by the Board to ensure that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.

From time to time, consistent with its investment objective and strategies, the Fund may acquire the securities of one or more of its “regular brokers or dealers” or their parents, as defined in Rule 10b-1 of the Investment Company Act.  As of June 30, 2009, the Fund held the securities of any of its “regular brokers or dealers” as follows:

Regular Broker or Dealer	Amount of Securities
Goldman Sachs Group	$3,257,981

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The following table sets forth the brokerage commissions paid by the Fund and the amount of the brokerage commissions paid to affiliated broker-dealers by the Fund for the fiscal year ended June 30, 2009.  The following table does not include trading costs associated with OTC or underwritten offerings.  OTC and underwritten offerings are not transacted through affiliated broker-dealers and, therefore if added to the table below, would reduce the ratio of overall fund trading costs compared to trading costs attributable to affiliated broker-dealers.

AGGREGATE BROKERAGE COMMISSIONS	AMOUNT PAID TO FIRMS FOR RESEARCH AND BROKERAGE SERVICES	AMOUNT PAID TO FIRMS FOR TRADE, PRINCIPAL, AND OTHER

$598,506	$80,595	$517,911

COMPENSATION TO FIRMS SELLING FUND SHARES

           The Distributor receives all front-end sales charges (“FESCs”), deferred sales charges and 12b-1 distribution and service fees. These charges are described in detail in the prospectus. The Distributor pays portions of the FESCs and 12b-1 fees to firms authorized to sell Fund shares (“Authorized Firms”). Authorized Firms may be paid different amounts and types of compensation depending upon which Class of shares is sold.

           Reallowance of FESCs.  Sales of Class A shares are subject to a FESC. These charges are described in detail in the prospectus. The following table sets forth the FESC amount received by the Authorized Firm with whom your investment executive is associated (as a percentage of the offering price of the Class A shares subject to a FESC):

	Sales Charge

Amount Purchased	As % of Net Amount Invested	As % of Public Offering Price	Discount or Commission to Dealers or Agents of up to % of Offering Price

Up to $99,999.99	4.44%	4.25%	4.00%

$100,000 up to $249,999.9	3.36	3.25	3.00

$250,000 up to $499,999.99	2.30	2.25	2.00

$500,000 up to $999,999.99	1.78	1.75	1.50

$1,000,000 and above	0.00	0.00	0.00

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           Initial Compensation Paid to Authorized Firms in Connection with Sales of Class C Shares. Although Fund shareholders do not pay a FESC in Class C shares, the Distributor pays Authorized Firms initial compensation of 1.00% of the amount invested in connection with purchases of Class C shares.

           Reallowance of 12b-1 Service and Distribution Fees. In addition to initial compensation paid to Authorized Firms in connection with sales of Fund shares, as described above, the Distributor pays Authorized Firms an annual fee of .30% of each Fund investment for Class A shares and an annual fee of up to 1.0% of each Fund investment for Class C shares.

           From time to time, the Adviser, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the Fund. Such compensation may include financial assistance to dealers that enable the Adviser to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event.  As of September 30, 2009, no institutions receive such payments from the Adviser.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. The Adviser makes payments for events it deems appropriate, subject to the Adviser’s guidelines and applicable law.

You can ask your dealer for information about any payments it receives from the Adviser and any services provided.

PROCESSING OR SERVICE FEES

Broker-dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. Each individual dealer determines and should disclose to its customers the amount and applicability of such a fee. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and this SAI. Consult your broker-dealer for specific information about any processing or service fees you may be charged.

FURTHER INFORMATION ON PURCHASE OF SHARES

           Shares of the Fund are offered on a continuous basis at a price equal to their net asset value (“NAV”) plus an initial sales charge at the time of purchase (Class A shares), without ay initial sales charge and, as long as the shares are held for one year or more, without any CDSC (Class C shares), or without an initial sales charge or CDSC (Class I shares).  Class A and Class C shares of the Fund are subject to Rule 12b-1 asset-based sales charges. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the NASD and have entered into selected dealer agreements with the Distributor (“selected dealers”), (ii) depository institutions and other financial intermediaries, or their affiliates, that have entered into selected agent agreements with the Distributor (“selected agents”) and (iii) the Distributor.

          Investors may purchase shares of the Fund either through financial intermediaries or directly through the Distributor. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of selected dealers and agents distributing the Fund’s shares may receive differing compensation for selling different classes of shares.

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          In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law. The public offering price of shares of the Fund is their NAV, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the NAV is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) by dividing the value of the Fund’s total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

          The respective NAVs of the various classes of shares of the Fund are expected to be substantially the same. However, the NAV of the Class C shares will generally be slightly lower than the NAVs of the Class A, as a result of the differential daily expense accruals of the higher distribution fees.

          The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by the Fund or its agents prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day’s NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

           Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge, Class C shares bear the expense of the CDSC, and Class I shares do not bear the expense of an initial sales charge or a CDSC; (ii) Class C shares bear the expense of a higher distribution services fee than that borne by Class A shares and Class I shares; and (iii) each of Class A and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law.

          The Trustees of the Fund have determined that currently no conflict of interest exists between or among the classes of shares of the Fund. On an ongoing basis, the Trustees of the Fund, pursuant to their fiduciary duties will seek to ensure that no such conflict arises.

Exchange of Securities for Shares of a Fund

           In certain circumstances, shares of the Fund may be purchased “in kind” (i.e., in exchange for securities, rather than cash).  The securities tendered as part of an in-kind purchase must be included in the index tracked by the Fund.  Such securities must also be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, or Nasdaq.  Securities accepted by the Fund will be valued, as set forth in the Fund’s prospectus, as of the time of the next determination of NAV after such acceptance.  Shares of the Fund are issued at the NAV determined as of the same time.  All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt of the issuer.  A gain or loss for federal income tax purposes would be realized by the investor upon the exchange, depending on the cost of the securities tendered.

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           A Fund will not accept securities in exchange for its shares unless: (1) such securities are, at the time of the exchange, eligible to be held by the Fund; (2) the transaction will not cause the Fund’s weightings to become imbalanced with respect to the weightings of the securities included in the Fund’s target index; (3) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, as amended, or otherwise restricted; (4) such securities are traded in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made; and (5) the quoted sales price used as a basis of valuation is representative (e.g., one that does not involve a trade of substantial size that artificially influences the price of the security).

           Investors interested in purchasing Fund shares in kind should contact the Fund.

TAX MATTERS

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Fund.

It is a policy of the Fund to make distributions of substantially all of its net investment income and any net realized capital gains. Any capital gains realized during each fiscal year, as defined by the Code, are normally declared and payable to shareholders in December but, if necessary, may be distributed at other times as well. The Fund declares and makes annual distributions of income (if any).  To the extent the Fund does not distribute (or is not deemed to distribute) all of its taxable income, the Fund will have to pay a corporate federal income tax on such income, after deducting the amount of any deductible dividend distributions.  In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Fund level.

The Fund intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If the Fund failed to qualify as a regulated investment company in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for “qualified dividend income.” In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as a regulated investment company that is accorded special tax treatment.

All income dividends and capital gains distributions, if any, on the Fund’s shares are reinvested automatically in additional shares of the same class of shares of the Fund at the NAV determined on the first business day following the record date.

The Fund may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Fund, the Fund may make various elections permitted by the tax laws. However, these elections could require that the Fund recognize taxable income, which in turn must be distributed even though the Fund may not have disposed of any shares in the foreign corporation.

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Some foreign securities purchased by the Fund may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, and the Fund qualifies under Section 853 of the Internal Revenue Code, it may elect to pass through such taxes to shareholders. If such election is not made by the Fund, any foreign taxes paid or accrued will represent an expense to the Fund which will reduce its investment company taxable income.

Certain of the Fund’s transactions involving short sales, futures, options, swap agreements, hedged investments and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount and timing of distributions to shareholders. The Fund will monitor its transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible.

In general, you will recognize a gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and your adjusted tax basis in the Fund shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or redemption (a so called “wash sale”). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired. In general, any gain or loss arising from the sale or redemption of shares of the Fund will be capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted.

GENERAL INFORMATION

The proceeds from distributions will be reinvested in additional shares at net asset value.

Interest or income earned on redemption checks sent to you during the time the checks remain uncashed will be retained by the Fund. The Fund will not be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services. Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund’s investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

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If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer’s responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer’s failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request. For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an account application accepted by the Fund or entered into a selling agreement and/or servicing agreement with the Adviser or the Fund’s transfer agent. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation’s automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, the Adviser or the Fund’s transfer agent, may incur.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine,  the applicable laws and regulations of the relevant jurisdiction.  Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. The Fund may, in its sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys’ fees and court costs, by unilaterally redeeming shares from your account.

The Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

The Fund will issue new shares at the Fund’s most current net asset value. The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund has registered an indefinite number of shares under Rule 24f-2 of the 1940 Act. Each share has one vote and is freely transferable; shares represent equal proportionate interests in the assets of the applicable Fund only and have identical voting, dividend, redemption, liquidation and other rights. The shares, when issued and paid for in accordance with the terms of the prospectus, are deemed to be fully paid and non-assessable. Shares have no preemptive, cumulative voting, subscription or conversion rights. Shares can be issued as full shares or as fractions of shares. A fraction of a share has the same kind of rights and privileges as a full share on a pro-rata basis. We will credit your shares to your Fund account. We do not issue share certificates. This eliminates the costly problem of replacing lost, stolen or destroyed certificates.

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NET ASSET VALUE

The net asset value of the Fund normally will be determined as of the close of regular trading (4:00 P.M. Eastern Time) on each day the NYSE is open for trading. The NYSE is open for trading Monday through Friday, except New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

 A Fund’s net asset value is equal to the quotient obtained by dividing the value of its net assets (its assets less its liabilities) by the number of shares outstanding.

In determining the net asset value of a Fund’s shares, common stocks that are listed on national securities exchanges are valued at the last sale price on the securities exchange on which such securities are primarily traded or at last sale price on the national securities market. Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market (collectively, “Nasdaq-traded securities”) are valued at the Nasdaq Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the current bid and asked prices on such exchanges. Unlisted securities held by a Fund that are not included in the NASDAQ Stock Market are valued at the average of the quoted bid and asked prices in the OTC market.

Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Fund’s Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Other types of securities that a Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) options not traded on a securities exchange; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the NYSE, a Fund may value the security at its fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.

The prices foreign securities in terms of US dollars at the official exchange rate. Alternatively, it may price these securities at the average of the current bid and asked price of such currencies against the dollar last quoted by a major bank that is a regular participant in the foreign exchange market, or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If the Fund does not have either of these alternatives available to it or the alternatives do not provide a suitable method for converting a foreign currency into US dollars, the Board of Trustees in good faith will establish a conversion rate for such currency.

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Generally, US government securities and other fixed income securities complete trading at various times prior to the close of the NYSE. For purposes of computing net asset value, the Fund uses the market value of such securities as of the time their trading day ends. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE, which events would not be reflected in the computation of the Fund’s net asset value. It is currently the policy of the Fund that events affecting the valuation of the Fund’s securities between such times and the close of the NYSE, if material, may be reflected in such net asset value.

Foreign securities trading may not take place on all days when the NYSE is open, or may take place on Saturdays and other days when the NYSE is not open and the Fund’s net asset value is not calculated. When determining net asset value, the Fund values foreign securities primarily listed and/or traded in foreign markets at their market value as of the close of the last primary market where the securities traded. Securities trading in European countries and Pacific Rim countries is normally completed well before 4:00 P.M. Eastern Time. It is currently the policy of the Fund that events affecting the valuation of the Fund’s securities occurring between the time its net asset value is determined and the close of the NYSE, if material, may be reflected in such net asset value.

The Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has granted an order to the Fund permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

EXPLANATION OF RATING CATEGORIES

           The following are explanations of Standard & Poor’s four highest bond ratings:

AAA – Denotes bonds with the highest grade obligations.  The capacity to pay interest and repay principal is extremely strong.

AA – Denotes bonds with high grade obligations.  The capacity to pay interest and repay principal is strong, and these bonds differ from AAA issues in small degree only.

A – Denotes upper-medium-grade bonds.  The capacity to pay interest and repay principal is strong, although they are somewhat more susceptible to the adverse effects of changes in economic conditions and other circumstances than bonds in other categories.

BBB – Denotes bonds with an adequate capacity to pay interest and repay principal.  While they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal.  This group is the lowest that qualifies for commercial bank investment.

Standard & Poor’s applies “+,” “-,” or no character to its rating categories.  The indicators show relative standing within the major rating categories.

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           The following are explanations of Moody’s Investor Service, Inc.’s four highest preferred bond ratings:

Aaa – Denotes bonds judged to be of the best quality.  They carry the least amount of investment risk.

Aa – Denotes bonds judged to be of high quality by all standards.  Together with the Aaa group, they make up what are generally known as high-grade bonds.

A – Denotes bonds that possess many favorable investment attributes and are to be considered as “upper-medium-grade obligations.”

Baa – Denotes bonds considered as medium-grade obligations.  They are neither highly protected nor highly secured.  Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Moody’s also supplies numerical indicators (1, 2, and 3) to rating categories.  The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range rating; and the modifier 3 indicates a ranking toward the lower end of the category.

REGISTRATION STATEMENT

The Fund has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

Contents - SAI

FINANCIAL STATEMENTS

The Fund’s audited financial statements contained in its 2009 annual report to shareholders have been audited by Ernst & Young LLP, the independent registered public accounting firm to the Fund, as indicated in its report with respect thereto, and are incorporated by reference into this SAI.  You may request a copy of the annual report at no charge by calling (866) 596-3863 or by writing the Trust at U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202.

Contents - SAI

PART C:  OTHER INFORMATION

Item 23.	Exhibits

(a)(1)           Certificate of Trust dated April 4, 2006.*

(a)(2)           Agreement and Declaration of Trust dated April 4, 2006.*

(b)(1)           By-Laws.*

(b)(2)           Amended By-Laws.****

 (c)               None.

(d)(1)           Investment Advisory Agreement between Keystone Mutual Funds and Cornerstone Capital Management, Inc., dated June 8, 2006.**

(d)(2)           Expense Limitation Agreement between Keystone Mutual Funds and Cornerstone Capital Management, Inc., dated June 8, 2006.**

(d)(3)           Investment Advisory Agreement between Keystone Mutual Funds and Cornerstone Capital Management, Inc., dated August 20, 2009.****

(d)(4)           Amended Expense Limitation Agreement between Keystone Mutual Funds and Cornerstone Capital Management, Inc., dated August 20, 2009.****

(e)(1)           Distribution Agreement between Keystone Mutual Funds and Quasar Distributors, LLC dated June 8, 2006.**

(e)(2)           Form of Dealer Sales Agreement.**

(f)                None.

(g)               Custodian Agreement between Keystone Mutual Funds and U.S. Bank National Association dated June 8, 2006.*

(h)(1)           Administration Agreement between Keystone Mutual Funds and U.S. Bancorp Fund Services, LLC dated June 8, 2006.*

(h)(2)           Transfer Agency Agreement between Keystone Mutual Funds and U.S. Bancorp Fund Services, LLC dated June 8, 2006.*

(h)(3)           Fund Accounting Servicing Agreement between Keystone Mutual Funds and U.S. Bancorp Fund Services, LLC dated June 8, 2006.*

(i)                 Legal Opinion.**

(j)                 Consent of Independent Registered Public Accounting Firm, filed herein.

(k)                Not Applicable.

(l)                 Initial Capital Agreement.**

(m)               Distribution and Service Plan adopted June 8, 2006.**

(n)(1)           Multiple Class Plan adopted July 6, 2006.**

(n)(2)           Amended Multiple Class Plan adopted August 20, 2009.****

(o)               Reserved.

(p)(1)           Code of Ethics of Keystone Mutual Funds.*
(p)(2)           Code of Ethics of Adviser.***
(p)(3)           Code of Ethics of Distributor.*

(q)               Power of Attorney dated July 17, 2007.***
_______________________________________
*          Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-133322 and 811-21890), filed with the Securities and Exchange Commission on April 14, 2006.

**        Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-133322 and 811-21890), filed with the Securities and Exchange Commission on July 19, 2006.

***     Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-133322 and 811-21890), filed with the Securities and Exchange Commission on October 29, 2007.

****   Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-133322 and 811-21890), filed with the Securities and Exchange Commission on September 1, 2009.

Item 24.  Persons Controlled by or Under Common Control with the Fund

None.

Item 25.  Indemnification

The Trust will indemnify, to the fullest extent permitted under applicable law, any Trustee or officer of the Trust who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such person is or was a Trustee or officer of the Trust, against Expenses (as defined in the Agreement and Declaration of Trust), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if such person acted in good faith or in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful.  The termination of any proceeding by judgment, order or settlement shall not of itself create a presumption that such person did not act in good faith or that such person had reasonable cause to believe that such person’s conduct was unlawful.  There shall be no right to indemnification for any liability arising by reason of Disqualifying Conduct (as defined in the Agreement and Declaration of Trust) of the Trustee or officer of the Trust.

Item 26  Business and Other Connections of the Investment Adviser

     See “Management of the Fund” in Part B. Information as to the directors and officers of the Advisor is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.

Item 27.  Principal Underwriter.

(a)           Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for thefollowing investment companies:

Academy Funds Trust	Jacob Internet Fund, Inc.
Advisors Series Trust	Jensen Portfolio, Inc.
AIP Alternative Strategies Funds	Keystone Mutual Funds
Allied Asset Advisors Funds	Kiewit Investment Fund, LLLP
Alpine Equity Trust	Kirr Marbach Partners Funds, Inc.
Alpine Income Trust	LKCM Funds
Alpine Series Trust	Masters' Select Funds Trust
Artio Global Equity Fund, Inc.	Matrix Advisors Value Fund, Inc.

Artio Global Investment Funds	Monetta Fund, Inc.
Brandes Investment Trust	Monetta Trust
Brandywine Blue Fund, Inc.	MP63 Fund, Inc.
Brazos Mutual Funds	Nicholas Family of Funds, Inc.
Bridges Investment Fund, Inc.	Permanent Portfolio Family of Funds, Inc.
Buffalo Funds	Perritt Funds, Inc.
Country Mutual Funds Trust	Perritt Microcap Opportunities Fund, Inc.
Empiric Funds, Inc.	Primecap Odyssey Funds
First American Funds, Inc.	Professionally Managed Portfolios
First American Investment Funds, Inc.	Prospector Funds, Inc.
First American Strategy Funds, Inc.	Purisima Funds
Fort Pitt Capital Funds	Quaker Investment Trust
Glenmede Fund, Inc.	Rainier Investment Management Mutual Funds
Glenmede Portfolios	Rockland Funds Trust
Greenspring Fund, Inc.	Thompson Plumb Funds, Inc.
Guinness Atkinson Funds	TIFF Investment Program, Inc.
Harding Loevner Funds, Inc.	Trust for Professional Managers
Hennessy Funds Trust	Underlying Funds Trust
Hennessy Funds, Inc.	USA Mutuals Funds
Hennessy Mutual Funds, Inc.	Wexford Trust
Hotchkis & Wiley Funds	Wisconsin Capital Funds, Inc.
Intrepid Capital Management Funds Trust	WY Funds

(b)          To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC areas follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Secretary	None
Joe D. Redwine(1)	Board Member	None
Bob Kern(1)	Board Member	None
Eric W. Falkeis(1)	Board Member	Treasurer
Susan LaFond(1)	Treasurer	None
Teresa Cowan(1)	Assistant Secretary	None
(1) This individual is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202. (2) This individual is located at 6602 East 75th Street, Indianapolis, Indiana, 46250.

(c)  Not applicable.

Item 28.  Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained in the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Transfer Agent and Fund Accountant	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Registrant’s Investment Adviser	Cornerstone Capital Management, Inc. 7101 West 78th Street, Suite 201, Bloomington, MN 55439

Registrant’s Custodian	U.S. Bank, National Association 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212

Item 29.  Management Services

None.

Item 30.  Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomington and the State of Minnesota on the 30th day of October, 2009.

Keystone Mutual Funds

By  /s/ Andrew S. Wyatt
       Andrew S. Wyatt
       President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 30th day of October, 2009.

Signature	Title

/s/ Andrew S. Wyatt Andrew S. Wyatt	President and Trustee
/s/ Michael P. Eckert Michael P. Eckert	Treasurer (principal financial/accounting officer)
* John H. Grunewald	Trustee
* Daniel Luthringshauser	Trustee
* Clifford L. Olson	Trustee

*  Michael P. Eckert, by signing his name hereto, does hereby sign this document on behalf of each of the above-named Trustees of Keystone Mutual Funds pursuant to the powers of attorney duly executed by such persons.

By     /s/ Michael P. Eckert
      Michael P. Eckert
     Attorney-in-Fact

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